EXHIBIT 10.1

                              ACQUISITION AGREEMENT

       This ACQUISITION AGREEMENT (the "Agreement") is dated as of January 24, 2006, by and among China Natural Resources, Inc., a British Virgin Islands company (the "Company"), Feishang Mining Holdings Limited, a British Virgin Islands company ("Feishang") and Feishang Group Limited, a British Virgin Islands company (the "Feishang Shareholder").

                                    RECITALS

       WHEREAS, the Feishang Shareholder owns 1 share at US$1 of Feishang, representing 100% of the issued and outstanding capital stock (hereinafter referred to as the "Feishang Stock");

       WHEREAS, the Company desires to acquire the Feishang Stock from the Feishang Shareholder in exchange for (a) a total of 9,980,593 common shares of the Company, no par value (the "Company Common Shares"), which 9,980,593 Company Common Shares (the "Exchange Shares") shall equal, in aggregate, 86.4% of the aggregate issued and outstanding Company Common Shares following the closing referred to in Section 7 hereof, and (b) common share purchase warrants to purchase an aggregate of 4,500,000 Company Common Shares, substantially in the form attached to this Agreement as Schedule 3 (the "Exchange Warrants" and together with the Exchange Shares, the "Exchange Consideration");

       WHEREAS, the Feishang Shareholder desires to exchange its Feishang Stock for the Exchange Consideration, upon the terms and conditions set forth in this Agreement;

       NOW, THEREFORE, in consideration of the premises herein contained, the mutual covenants hereinafter set forth, and other good and valuable consideration, the receipt and sufficiency of which is hereby acknowledged, the parties hereto covenant and agree as follows:

                                      TERMS

1.     Acquisition of the Feishang Stock

       Subject to the terms and conditions hereinafter set forth, at the time of the closing referred to in Section 7 hereof (the "Closing Date"), the Company will issue and deliver the Exchange Consideration to the Feishang Shareholder (or its nominees), in exchange for which the Feishang Shareholder will deliver, or cause to be delivered to the Company, the

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       Feishang Stock, free and clear of all liens, charges, encumbrances and security interests (the "Exchange"). The Exchange Warrants shall be evidenced by three separate warrant certificates. Each of the warrant certificates shall be identical to the others, except that (a) Exchange Warrants to purchase 2,000,000 Company Common Shares will be exercisable for two years following the Closing Date at an exercise price of $4.00 per share, (b) Exchange Warrants to purchase 1,500,000 Company Common Shares will be exercisable for three years following the Closing Date at an exercise price of $4.50 per share and (c) Exchange Warrants to purchase 1,000,000 Company Common Shares will be exercisable for four years following the Closing Date at an exercise price of $5.00 per share.

2.     Representations and Warranties by Feishang and Feishang Shareholder

       Feishang and Feishang Shareholder jointly and severally represent and warrant to the Company that, as of the date hereof and as of the Closing
       Date:

(a) Feishang is a corporation duly organized, validly existing and in good standing under the laws of British Virgin Islands and has the corporate power to own its properties and carry on its business as now being conducted and as proposed to be conducted. Certified copies of the Certificate of Incorporation and the Memorandum and Articles of Association of Feishang have been furnished by Feishang to the Company and such documents are true and correct copies of the Certificate of Incorporation and the Memorandum and Articles of Association of Feishang and include all amendments thereto.

(b) Feishang has an authorized capital consisting of 50,000 shares, of which one share is duly and validly issued and outstanding, is fully paid and non-assessable and is owned of record by the Feishang Shareholder. There are no outstanding options, rights or other agreements pursuant to which Feishang could become obligated to issue any shares of its capital stock. Feishang has not granted to any party registration or similar rights with respect to its capital stock.

(c) Feishang is the beneficial owner of 100% of the issued and outstanding capital stock in Wuhu Feishang Mining Development Co. Ltd. ("Wuhu"), a company established under the laws of the People's Republic of China ("PRC"). Wuhu is owned of record 90% by Feishang and 10% by Wuhu


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          Feishang Enterprises Development Limited, as trustee under a
          Declaration of Trust dated April 27, 2005 (the "Trust"), in each case free and clear of all liens, charges, encumbrances and security interests. The sole beneficiary of the Trust is Feishang. Feishang has paid its capital contribution in Wuhu in full, in accordance with the provisions of all applicable laws and regulations of the PRC, and no portion of such capital contribution is due and owing on the date hereof and on the Closing Date.

(d) Wuhu is a corporation duly organized, validly existing and in good standing under the applicable laws, rules and regulations of the PRC and has the corporate power to own its properties and carry on its business as now being conducted and as proposed to be conducted. Copies of the articles of association, approval certificates, letters and business licenses and all amendments thereto of Wuhu have been supplied to the Company, and such copies are complete and accurate in all respects and all legal and procedural requirements and all other formalities concerning the said documents have been duly and properly complied with in all material respects. There are no outstanding options, rights or other agreements pursuant to which Wuhu could become obligated to issue any shares of its capital stock.

(e) The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action on the part of Feishang. This Agreement constitutes the valid and binding obligations of Feishang enforceable in accordance with their respective terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency or similar laws affecting creditor's rights and by general principles of equity.

(f) The execution, delivery and performance by Feishang of this Agreement and the consummation of the transactions contemplated by this Agreement (i) do not and will not require the authorization, consent, permit or approval of, or declaration to or filing with, any court, regulatory or public body or governmental authority not already obtained or made, or result in the creation of any lien, security interest, charge or encumbrance upon the capital stock or assets of Feishang or Wuhu, and (ii) will not violate or cause a default, with or without the passage of time, under (A) any provision of law, rule or regulation applicable to Feishang or Wuhu, (B) any order of any court or other governmental agency with jurisdiction over Feishang or Wuhu, (C) the Memorandum and Articles of Association of Feishang, the organizational documents of Wuhu or (D) any indenture, agreement or other instrument to which Feishang or Wuhu is a party, or by which any of their respective properties are bound.

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(g)       The balance sheet of Feishang as at December 31, 2004, and the statement of income of Feishang for the period from September 3, 2004 (date of incorporation) to December 31, 2004, prepared by Feishang, are attached hereto as Schedule 1(a). The balance sheets of Wuhu for each of the years ended December 31, 2003 and 2004 and the statements of income, changes in stockholders' equity and cash flows of Wuhu for the year ended December 31, 2002, the four months ended April 30, 2003, the eight months ended December 31, 2003 and the year ended December 31, 2004, prepared by Feishang and audited by GHP Horwath, P.C., are attached hereto as Schedule 1(b). The financial statements of Feishang and Wuhu described in this paragraph are sometimes hereinafter collectively referred to as the "Feishang Financial Statements." Feishang and Wuhu are sometimes collectively referred to herein as the "Feishang Mining Group." The Feishang Financial Statements fairly present, as of such dates the financial condition of the Feishang Mining Group and the results of operations, and in the case of Wuhu, changes in stockholders equity and cash flows, for the periods then ended. There are no liabilities or obligations of the Feishang Mining Group, whether direct or indirect, contingent, absolute or otherwise, except as set forth on the Feishang Financial Statements, other than liabilities or obligations incurred in the ordinary course of business subsequent to the date of the most recent Feishang Financial Statements.

(h) Since December 31, 2004, the Feishang Mining Group has experienced no material adverse changes with respect to its business or financial condition, results of operations, assets, liabilities or prospect taken as a whole. Without limiting the generality of the foregoing;

              (i) Neither Feishang nor Wuhu has issued any shares of its capital stock or any security convertible into shares of capital stock, or entered into any agreement under which Feishang or Wuhu could become obligated to issue shares of its capital stock;

              (ii) The financial year-end of Feishang and Wuhu is and continues to be, and has not changed from, December 31;

              (iii) No event has occurred which would entitle any third party
                    (with or without the giving of notice, the lapse of time, or both) to call for the repayment of indebtedness prior to its stated maturity date;

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              (iv)  The business of the Feishang Mining Group has been carried on in the ordinary and usual course and in the same manner (including nature and scope) as in the past; no fixed asset or stock has been written up nor any debt of an aggregate amount more than US$100,000 written off, and no contract has been entered into by the Feishang Mining Group except in the ordinary course of its business as heretofore conducted during the preceding 12 months;

              (v) No asset of the Feishang Mining Group has been acquired or disposed of, or has been agreed to be acquired or disposed of, otherwise than in the ordinary course of business and there has been no disposition or parting with possession of any of its property, assets (including know-how) or stock in trade or any payments by the Feishang Mining Group, and no contract involving capital expenditures by it has been entered into by the Feishang Mining Group, and no liability has been created or has otherwise arisen (all other than in the ordinary course of business as heretofore conducted during the preceding 12 months);

              (vi) There has been no disposition of any asset (including stock) or supply of any service or business facility of any kind (including a loan of money or the letting, hiring or licensing of any property whether tangible or intangible) under circumstances where the consideration actually received or receivable for such disposition or supply was less than the consideration which could be deemed to have been received for tax purposes;

              (vii) No event has occurred which gives rise to a tax liability to the Feishang Mining Group or deemed (as opposed to actual) income, profits or gains or which results in the Feishang Mining Group becoming liable to pay or bear a tax liability directly or primarily chargeable against or attributable to another person or entity, other than in the ordinary course of business or in connection with the transactions contemplated by this Agreement; and

              (viii) No remuneration (including bonuses) or benefit payable to any officer or employee of the Feishang Mining Group has been increased nor has any member of the Feishang Mining Group undertaken any obligation to increase any such remuneration at any future date with or without retrospective effect other than in the ordinary course of business as heretofore conducted during the preceding 12 months.

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(i)       Feishang and Wuhu have each complied, in all material respects, with the terms and provisions of all agreements to which it is a party and all laws, rules, regulations and orders or to which it or its assets are subject.

(j) Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a material adverse effect on the Feishang Mining Group, taken as a whole, Feishang and Wuhu have each filed all necessary tax returns and has paid or accrued all taxes shown as due thereon, and neither Feishang nor the Feishang Shareholder has knowledge of a tax deficiency which has been asserted or threatened against Feishang or Wuhu.

(k) Neither Feishang nor Wuhu has provided any guarantees to any third party except as disclosed in the Feishang Financial statements.

(l) Except as otherwise disclosed in the Feishang Financial Statements, neither Feishang nor Wuhu is a party to any pension plan, profit sharing plan, or stock-purchase plan for the benefit of any of its employees.

(m) Neither Feishang nor Wuhu is a party to any pending litigation which could reasonably be foreseen to materially and adversely affect the Feishang Mining Group taken as a whole, which has not been provided for or described in the Feishang Financial Statements, and there are no facts or circumstances known to Feishang or the Feishang Shareholder which could reasonably be foreseen to give rise to any such litigation; and there are no unsatisfied judgments or court orders against any member, manager, officer or director of the Feishang or Wuhu.

(n) Feishang and Wuhu have good and marketable title to their respective properties owned by them, free and clear of all liens, security interests, charges, encumbrances and defects, except for such liens, security interests, charges, encumbrances and defects as are disclosed in the Feishang Financial Statements, and that could not reasonably be foreseen to have a material adverse effect on the Feishang Mining Group taken as a whole.



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(o)       Feishang and Wuhu each maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(p) Neither Feishang nor Wuhu (i) is in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by Feishang or Wuhu under), nor has Feishang or Wuhu received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all laws applicable to its business except in each case as could not have a material adverse effect on the Feishang Mining Group taken as a whole. Feishang and Wuhu possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as now being conducted and as proposed to be conducted, except where the failure to possess such permits could not have or reasonably be expected to result in a material adverse effect on the Feishang Mining Group, taken as a whole, and neither Feishang nor Wuhu has received any notice of proceedings relating to the revocation or modification of any license, permit or authorization applicable to its business.

(q) No brokerage or finder's fees or commissions are or will be payable by Feishang or Wuhu to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other person relating to the transactions contemplated by the this Agreement and the Company shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement.

(r) Feishang and the Feishang Shareholder understand and confirm that the Company will rely on the foregoing representations and covenants in issuing the Exchange Consideration. The representations and warranties of Feishang and the Feishang Shareholder are true and correct and do not contain any untrue statement of a material fact or omit to state


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          any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

3.     Representations and Warranties by Feishang Shareholder

       Feishang Shareholder represents and warrants to the Company that, as of the date hereof and as of the Closing Date:

(a) The Feishang Shareholder is a corporation duly organized, validly existing and in good standing under the laws of the British Virgin Islands and has the corporate power to own its properties and carry on its business as now being conducted and as proposed to be conducted.

(b) The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action on the part of the Feishang Shareholder. This Agreement constitutes the valid and binding obligations of the Feishang Shareholder enforceable in accordance with their respective terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency or similar laws affecting creditor's rights and by general principles of equity.

(c) The execution, delivery and performance by the Feishang Shareholder of this Agreement and the consummation of the transactions contemplated by this Agreement (i) do not and will not require the authorization, consent, permit or approval of, or declaration to or filing with, any court, regulatory or public body or governmental authority not already obtained or made, or result in the creation of any lien, security interest, charge or encumbrance upon the capital stock or assets of the Feishang Shareholder, and (ii) will not violate or cause a default, with or without the passage of time, under (A) any provision of law, rule or regulation applicable to the Feishang Shareholder, (B) any order of any court or other governmental agency with jurisdiction over the Feishang Shareholder, (C) the charter or other organization documents of the Feishang Shareholder, or (D) any indenture, agreement or other instrument to which the Feishang Shareholder is a party, or by which any of its properties are bound.

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

(d) The Feishang Shareholder is the sole owner of the Feishang Stock and on the Closing Date, will deliver to the Company good and marketable title to the Feishang Stock, free and clear of any and all liens, charges, encumbrances and security interests.

(e) The Feishang Shareholder hereby acknowledges that neither the Exchange Consideration to be issued by the Company in the Exchange, nor the Company Common Shares issuable upon exercise of the Exchange Warrants (the "Warrant Shares," and together with the Exchange Consideration, the "Exchange Securities") have been registered under the Securities Act of 1933, as amended (the "Securities Act") or the laws of any other jurisdiction and is subject to restrictions on its transfer and resale under applicable law. The Feishang Shareholder understands that in agreeing to issue the Exchange Securities, the Company is relying upon an exemption from registration under the Securities Act, which relates to private offerings of securities. The Feishang Shareholder is acquiring the Exchange Securities for its own account, for investment purposes only, and not with a view to the sale, pledge, hypothecation, or other distribution or disposition thereof or of any interest therein. The Feishang Shareholder understands that resale or transfer of the Exchange Securities may be prohibited indefinitely unless resale of the Exchange Securities is registered under the Securities Act or an exemption from such registration is available, and such resale or transfer will not otherwise violate applicable securities laws.

(f) The Company has made available to the Feishang Shareholder and its representative, if any, the opportunity to ask questions of and receive answers from the Company concerning the terms and conditions of the Exchange and to obtain any additional information desired by the Feishang Shareholder concerning the Company. The Feishang Shareholder has received all information requested by it pursuant to the preceding sentence. The Feishang Shareholder has relied solely upon the representations and warranties contained in this Agreement and the written materials and investigations made by the Feishang Shareholder in making the decision to consummate the Exchange, and has not relied upon any other representations of the Company.

(g) The Feishang Shareholder understands and confirms that the Company will rely on the foregoing representations and covenants in delivering the Exchange Consideration to the Feishang Shareholder. The representations and warranties of the Feishang Shareholder are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

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4.     Representations and Warranties by the Company

       The Company represents and warrants to the Feishang Shareholder that, except as otherwise set forth in reports filed by the Company (the "SEC Filings") with the United States Securities and Exchange Commission (the "SEC") under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), the information in such SEC Filings qualifying the following representations and warranties, as of the date hereof and as of the Closing Date:

(a) The Company is a corporation duly organized, validly existing and in good standing under the laws of British Virgin Islands and has the corporate power to own its properties and carry on its business as now being conducted and as proposed to be conducted. Certified copies of the Certificate of Incorporation and the Memorandum and Articles of Association of the Company have been furnished by the Company to Feishang and such documents are true and correct copies of the Certificate of Incorporation and the Memorandum and Articles of Association of the Company and include all amendments thereto.

(b) The Company has an authorized capital consisting of (i) 200,000,000 shares of Company Common Shares, 1,247,823 shares of Company Common Shares are duly and validly issued and outstanding, fully paid and non-assessable and (ii) 10,000,000 shares of preferred shares of no par value (the "Company Preferred Shares"), 320,000 shares of Company Preferred Shares are duly and validly issued and outstanding, fully paid and non-assessable. There are no outstanding options, rights or other agreements pursuant to which Feishang could become obligated to issue any shares of its capital stock. The Company has not granted to any party registration or similar rights with respect to its capital stock

(c) The execution, delivery and performance of this Agreement have been duly authorized by all necessary corporate action on the part of the Company. This Agreement constitutes the valid and binding obligations of the Company enforceable in accordance with their respective terms, except as the enforceability thereof may be limited by applicable bankruptcy, insolvency or similar laws affecting creditor's rights and by general principles of equity.

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

(d) The execution, delivery and performance by the Company of this Agreement and the consummation of the transactions contemplated by this Agreement (i) do not and will not require the authorization, consent, permit or approval of, or declaration to or filing with, any court, regulatory or public body or governmental authority not already obtained or made, or result in the creation of any lien, security interest, charge or encumbrance upon the capital stock or assets of the Company, and (ii) will not violate or cause a default, with or without the passage of time, under (A) any provision of law, rule or regulation applicable to the Company, (B) any order of any court or other governmental agency with jurisdiction over the Company, (C) the Memorandum and Articles of Association of the Company, or (D) any indenture, agreement or other instrument to which the Company is a party, or by which any of its properties are bound.

(e) The Exchange Shares deliverable hereunder will, upon their delivery in accordance with the terms hereof, be duly authorized, validly issued, fully paid and non-assessable and will comprise 86.4% of the issued and outstanding Company Common Shares as at the Closing Date. The Exchange Warrants deliverable hereunder will, upon their delivery in accordance with the terms hereof, be duly authorized, validly issued, fully paid and non-assessable. The Warrant Shares have been duly authorized and reserved and, upon delivery in accordance with the terms of the Exchange Warrants, will be validly issued, fully paid and non-assessable.

(f) The Company Common Shares are currently listed for trading on the Nasdaq SmallCap Market, and the Company has received no notice that its Common Shares are subject to being delisted therefrom.

(g) The consolidated balance sheets of the Company and its consolidated subsidiaries (the "Company Group") prepared by the Company and audited by GHP Horwath, P.C., as at December 31, 2003 and 2004, and the consolidated statements of operations and cash flow for each of the years ended December 31, 2002, 2003 and 2004, and the consolidated statements of changes in shareholders' equity for each of the years ended December 31, 2002, 2003 and 2004 attached hereto as Schedule 2 (the "Company Financial Statements"), present fairly as of such dates the consolidated financial condition of the Company Group and the results of the operations for the periods then ended. The audited consolidated financial statements of the Company have been prepared in accordance with US GAAP. There are no liabilities or obligations of the Company Group, whether direct or indirect, contingent, absolute or otherwise, except as set forth on the Company Financial Statements, other than liabilities or obligations incurred in the ordinary course


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          of business subsequent to the date of the most recent Company
          Financial Statements.

(h) Since December 31, 2004, the Company Group has experienced no material adverse changes with respect to its business or financial condition, results of operations, assets, liabilities or prospect taken as a whole. Without limiting the generality of the foregoing;

              (i) The Company Group has not declared, paid or made nor is proposing to declare, pay or make any dividend or other distribution of capital, surplus or profits, in redemption of its outstanding shares or otherwise; the Company Group has not issued any shares of its capital stock or any security convertible into shares of capital stock, or entered into any agreement under which the Company Group could become obligated to issue shares of its capital stock;

              (ii) The financial year-end of the Company is and continues to be, and has not changed from, December 31;

              (iii) No event has occurred which would entitle any third party
                    (with or without the giving of notice, the lapse of time, or both) to call for the repayment of indebtedness prior to its stated maturity date;

              (iv) The business of the Company Group has been carried on in the ordinary and usual course and in the same manner (including nature and scope) as in the past; no fixed asset or stock has been written up nor any debt of an aggregate amount more than US$100,000 written off, and no contract has been entered into by the Company Group except in the ordinary course of its business as heretofore conducted during the preceding 12 months;

              (v) No asset of the Company Group has been acquired or disposed of, or has been agreed to be acquired or disposed of, otherwise than in the ordinary course of business and there has been no disposition or parting with possession of any of its property, assets (including know-how) or stock in trade or any payments by the Company Group, and no contract involving capital expenditures by it has been entered into by the Company, and no liability has been created or has otherwise arisen (all other than in the ordinary course of business as heretofore conducted during the preceding 12 months);

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

              (vi) There has been no disposition of any asset (including stock) or supply of any service or business facility of any kind (including a loan of money or the letting, hiring or licensing of any property whether tangible or intangible) under circumstances where the consideration actually received or receivable for such disposition or supply was less than the consideration which could be deemed to have been received for tax purposes;

              (vii) No event has occurred which gives rise to a tax liability to the Company Group or deemed (as opposed to actual) income, profits or gains or which results in the Company Group becoming liable to pay or bear a tax liability directly or primarily chargeable against or attributable to another person or entity, other than in the ordinary course of business or in connection with the transactions contemplated by this Agreement; and

              (viii) No remuneration (including bonuses) or benefit payable to any officer or employee of the Company Group has been increased nor has any member of the Company Group undertaken any obligation to increase any such remuneration at any future date with or without retrospective effect other than in the ordinary course of business as heretofore conducted during the preceding 12 months.

(i) The Company Group has each complied, in all material respects, with the terms and provisions of all agreements to which it is a party and all laws, rules, regulations and orders or to which it or its assets are subject.

(j) Except for matters that would not, individually or in the aggregate, have or reasonably be expected to result in a material adverse effect on the Company Group, taken as a whole, the Company has filed all necessary tax returns and has paid or accrued all taxes shown as due thereon, and the Company has no knowledge of a tax deficiency which has been asserted or threatened against the Company Group.

(k) The Company Group has not provided any guarantees to any third party except as disclosed in the Company Financial Statements.

(l) Except as otherwise disclosed in the Company Financial Statements, the Company Group is not a party to any pension plan, profit sharing plan, or stock-purchase plan for the benefit of any of its employees.

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

(m) The Company Group is not a party to any pending litigation which could reasonably be foreseen to materially and adversely affect the Company Group taken as a whole, which has not been provided for or described in the Company Financial Statements, and there are no facts or circumstances known to the Company which could reasonably be foreseen to give rise to any such litigation; and there are no unsatisfied judgments or court orders against any member, manager, officer or director of the Company Group.

(n) The Company Group has good and marketable title to its properties, free and clear of all liens, security interests, charges, encumbrances and defects, except for such liens, security interests, charges, encumbrances and defects as are disclosed in the Company Financial Statements, and that could not reasonably be foreseen to have a material adverse effect on the Company Group taken as a whole.

(o) The Company maintains a system of internal accounting controls sufficient to provide reasonable assurance that (i) transactions are executed in accordance with management's general or specific authorizations, (ii) transactions are recorded as necessary to permit preparation of financial statements in conformity with GAAP and to maintain asset accountability, (iii) access to assets is permitted only in accordance with management's general or specific authorization, and (iv) the recorded accountability for assets is compared with the existing assets at reasonable intervals and appropriate action is taken with respect to any differences.

(p) The Company Group (i) is not in default under or in violation of (and no event has occurred that has not been waived that, with notice or lapse of time or both, would result in a default by the Company under), nor has the Company Group received notice of a claim that it is in default under or that it is in violation of, any indenture, loan or credit agreement or any other agreement or instrument to which it is a party or by which it or any of its properties is bound (whether or not such default or violation has been waived), (ii) is in violation of any order of any court, arbitrator or governmental body, or (iii) is or has been in violation of any statute, rule or regulation of any governmental authority, including without limitation all foreign, federal, state and local laws applicable to its business except in each case as could not have a material adverse effect on the Company Group taken as a whole. The Company Group possess all certificates, authorizations and permits issued by the appropriate federal, state, local or foreign regulatory authorities necessary to conduct their respective businesses as now being conducted and as proposed to be conducted, except where the failure to possess such permits could not have or reasonably be expected to result in a material adverse effect on the Company Group, taken as a whole, and the Company has received no notice of proceedings relating to the revocation or modification of any license, permit or authorization applicable to its business.

(q) No brokerage or finder's fees or commissions are or will be payable by the Company Group to any broker, financial advisor or consultant, finder, placement agent, investment banker, bank or other person relating to the transactions contemplated by the this Agreement and the Feishang Mining Group shall have no obligation with respect to any fees or with respect to any claims made by or on behalf of other persons for fees of a type contemplated in this Section that may be due in connection with the transactions contemplated by this Agreement.

(r) Except for its shares of capital stock in its subsidiaries and its investment in Hainan Sundiro Motorcycle Co., Ltd., the Company does not have any subsidiary or hold directly or indirectly any equity security or interest in any third party.

(s) The Company is a "private foreign issuer" within the meaning of the Exchange Act and is current in its filings thereunder. All of the Company's SEC Filings comply with the requirements thereof and the rules and regulations of the SEC thereunder. None of the SEC Filings made by the Company make any untrue statement of a material fact or omit to state a material fact necessary in order to make the statements made, in light of the circumstances under which they were made, not misleading.

(t) Except as disclosed in the Company Financial Statements, the Company has no contracts, agreements, leases, licenses, arrangements, commitments or other undertakings (collectively, the "Company Contracts") to which the Company is party or to which it or its property is subject. The Company is not in material default, or alleged to be in material default, under any Company Contract and no other party to any Company Contract to which the Company is a party is in default thereunder nor, to the knowledge of the Company, does there exist any condition or event which, after notice or lapse of time or both, would constitute a default by any party to any such Company Contract.

(u) There are no contracts, agreements, arrangements or other transactions between the Company and any officer, director, or any shareholder who owns at least 5% of the Company's currently issued and outstanding stock (a "5% shareholder"), a member of any such officer, director or 5% shareholder's family, or any affiliate of any such officer, director or 5% shareholder which will continue to subsist after the Closing Date.

(v) The Company hereby acknowledges that the Feishang Stock to be exchanged for the Exchange Consideration is not registered under the Securities Act or the laws of any other jurisdiction and are subject to restrictions on their transfer and resale under applicable law. The Company understands that in agreeing to transfer the Feishang Stock to the Company in the Exchange, the Feishang Shareholder is relying upon an exemption from registration under the Securities Act, which relates to private resales of securities. The Company is acquiring the Feishang Stock for its own account, for investment purposes only, and not with a view to the sale, pledge, hypothecation, or other distribution or disposition thereof or of any interest therein.

(w) Feishang has made available to the Company and its representative, if any, the opportunity to ask questions of and receive answers from Feishang concerning the terms and conditions of the Exchange and to obtain any additional information desired by the Company concerning Feishang. The Company has received all information requested by it pursuant to the preceding sentence. The Company has relied solely upon the representations and warranties contained in this Agreement and the written materials and investigations made by the Company in making the decision to effect the Exchange, and has not relied upon any other representations of Feishang or Feishang Shareholder.

(x) The Company understands and confirms that Feishang will rely on the foregoing representations and covenants in delivering the Feishang Stock to the Company. The representations and warranties of the Company are true and correct and do not contain any untrue statement of a material fact or omit to state any material fact necessary in order to make the statements made therein, in light of the circumstances under which they were made, not misleading.

5.     Conditions to the Obligations of the Company

       The obligation of the Company to consummate the Exchange pursuant to
       Section 1 is subject to the satisfaction of the following conditions as of the Closing Date:

       (a) The representations and warranties made by the Feishang Shareholder and Feishang shall be accurate in all material respects as of the date hereof and as of the Closing Date and the terms and conditions of this Agreement to be performed and complied with by the Feishang Shareholder on or prior to the Closing Date shall have been performed and complied with by the Feishang Shareholder on or prior to the Closing Date;

       (b) Feishang and Feishang Shareholder shall have received all corporate regulatory and other third party approvals and authorizations necessary to consummate the Exchange;

       (c) No material adverse change shall have taken place with respect to Feishang, and no event shall have occurred, that could result in a material adverse effect on the Company, taken as a whole.

       (d) Feishang and the Feishang Shareholder shall have paid all of their respective costs and expenses associated with the sale of the Feishang Stock to the Company;

       (e) Feishang and the Feishang Shareholder shall have delivered evidence reasonably satisfactory to the Company regarding the approval of the Exchange and the transactions contemplated by this Agreement by the board of directors and, if required the shareholders, of Feishang.

6.     Conditions to the Obligations of Feishang and Feishang Shareholder

       The obligation of Feishang Shareholder to consummate the Exchange pursuant to Section 1 is subject to the satisfaction of the following conditions as of the Closing Date:

       (a) The representations and warranties made by the Company shall be accurate in all material respects as of the date hereof and as of the Closing Date and the terms and conditions of this Agreement to be performed and complied with by the Company on or prior to the Closing Date shall have been performed and complied with by the Company on or prior to the Closing Date;

       (b) The Company shall have received all of the regulatory, shareholder and other third party approvals and authorizations necessary to consummate the Exchange;

       (c) The Company shall have paid all of its own costs and expenses associated with the acquisition of the Feishang Stock by the Company;

       (d) No material adverse change shall have taken place with respect to Feishang, and no event shall have occurred, that could result in a material adverse effect on the Company, taken as a whole;

       (e) The Company shall have delivered evidence reasonably satisfactory to Feishang and Fieshang Shareholder regarding the approval of the Exchange and the transactions contemplated by this Agreement by the board of directors of the Company.

       (f) Winsland Capital Limited shall have exchanged the 320,000 preferred shares of the Company owned by it for 320,000 Company Common Shares.

7.     Closing Date

       The Closing shall take place on, or prior, to February 3, 2006 at Room 2105, West Tower, Shun Tak Centre, 200 Connaught Road Central, Sheung Wan, Hong Kong, or at such other time and place as the parties hereto shall mutually agree ("Closing Date").

8.     Actions at Closing

       On the Closing Date, the Company and the Feishang Shareholder will each deliver, or cause to be delivered to the other, certificates representing the Exchange Shares, the Exchange Warrants and Feishang Stock (including any Feishang Stock beneficially owned by the Feishang Shareholder, as to which the record owner is the nominee of the Feishang Shareholder) to be exchanged in accordance with Section 1 respectively, and each party shall pay any and all taxes required to be paid in connection with the issuance and delivery of its own securities. All share certificates shall be in the name of the party to which the same are deliverable or its nominees except the Feishang Stock, which will be accompanied by an instrument of transfer executed in favor of the Company.

       In addition, the Company will deliver to the Feishang Shareholder:

(1) copies of all corporate resolutions and other corporate proceedings taken by the Company to authorize the execution, delivery and performance of this Agreement;

(2) copies of resolutions of the directors of the Company electing or appointing (as the case may be) such number of new directors and officers of the Company as may be designated by the Feishang Shareholder;

(3) the written resignations of all directors and such officers of the Company required by the Feishang Shareholder, which resignations will contain an acknowledgment from each of them that they have no claims against the Company for loss of office, unpaid compensation, or otherwise; and

(4) all registration certificates, statutory books, minute books and common seal of the Company, all account books and all documents and papers in connection with the affairs of the Company and all documents of title relating to the Company's assets (unless already in the possession of the Feishang Shareholder) as are reasonably required by the Feishang Shareholder.

              Feishang and the Feishang Shareholder will deliver to the Company
              (a) copies of all corporate resolutions and other corporate proceedings taken by their respective board of directors and shareholders, if necessary, to authorize the execution, delivery and performance of this Agreement, (b) the corporate record books of Feishang and (c) the corporate record books of Wuhu, including all registration certificates, statutory books, minute books and common seal of Feishang and Wuhu, all account books and all documents and papers in connection with the affairs of Feishang and Wuhu and all documents of title relating to the assets of Feishang and Wuhu (unless already in the possession of the Company) as are reasonably required by the Feishang Shareholder.

              Feishang Shareholder will deliver to the Company copies of all corporate resolutions and other corporate proceedings taken by their respective boards of directors to authorize the execution, delivery and performance of its obligations under this Agreement.

9.    Undertaking by Feishang Shareholder

       Feishang Shareholder hereby irrevocably undertakes to the Company that it will not, within 2 years from the Closing Date, sell, transfer, pledge, mortgage or otherwise dispose of any of the Exchange Shares received by Feishang Shareholder in accordance with the provisions of this Agreement.

10.   Continuing Obligations Under the Exchange Act

       Feishang and the Feishang Shareholder acknowledge that consummation of the transactions contemplated by this Agreement will require the Company to make certain filings with the SEC under the Exchange Act and Feishang and the Feishang Shareholder hereby covenant and agree to cause all such information to be prepared and filed with the SEC on a timely basis so that the Company continues to comply with its obligations under the Exchange Act. In addition, Feishang and the Feishang Shareholder hereby covenant and agree that, following the Closing and for a period of at least three years thereafter, it (a) will cause the Company to file all reports required to be filed by the Company under the Exchange Act and
       (b) will use its reasonable best efforts to cause the Company's securities to continue to be listed on the Nasdaq SmallCap market.

11.   Confidential Information; Delivery; Return; Non-Disclosure

      (a) Delivery of Information. Until the earlier of the Closing Date or the termination of this Agreement (such date hereinafter the "Termination Date"), pursuant to the terms of this Agreement:

            (1) Feishang will provide the Company and its officers, directors, employees, agents, counsel, accountants, financial advisors, consultants and other representatives (together "Company Representatives") with reasonable access, upon reasonable prior notice, to all officers, employees and accountants of Feishang and Wuhu and to their assets, properties, contracts, books, records and all such other information and data concerning the business and operations of Feishang or Wuhu as the Company Representatives reasonably may request in connection with such investigation, but only to the extent that such access does not unreasonably interfere with the business and operations of Feishang or Wuhu.

            (2) The Company will provide the Feishang Shareholder and Feishang and their officers, directors, employees, agents, counsel, accountants, financial advisors, consultants and other representatives (together "Feishang Representatives") with reasonable access, upon reasonable prior notice, to all officers, employees and accountants of the Company and to its assets, properties, contracts, books, records and all such other information and data concerning the business and operations of the Company as the Feishang Representatives reasonably may request in connection with such investigation.

      (b)   Acknowledgements; Definitions:

            (1) The Company has been and, pursuant to the terms of this Section, shall continue to be privy to certain proprietary and confidential information of Feishang, Wuhu and/or the Feishang Shareholder (the "Feishang Confidential Information"). As used herein, the term "Feishang Confidential Information" shall include, but not be limited to, any and all information or documentation whatsoever which has been disclosed or made available to the Company Representatives by Feishang, the Feishang Shareholder or Wuhu, regarding their products, services, techniques, manufacturing or other processes, activities, businesses, properties, operations, clients, customers, prospective clients, price lists, suppliers, business associates equipment, Trade Secrets (as defined herein), computer software, scientific discoveries, experiments, data, equipment designs, training, devices, charts, manuals, payroll, financial statements and improvements thereto and any other information or materials disclosed or delivered to the Company Representatives which the disclosing party may from time to time designate and treat as confidential, proprietary or as a trade secret, including without limitation all information relating (directly or indirectly) to the material set forth in the Feishang business plan delivered or to be delivered to the Company Representatives.

            (2) Feishang and/or the Feishang Shareholder have been and, pursuant to the terms of this Section, shall continue to be privy to certain proprietary and confidential information of the Company (the "Company Confidential Information"). As used herein, the term "Company Confidential Information" shall include, but not be limited to, any and all information or documentation whatsoever which has been disclosed or made available to Feishang Representatives by the Company regarding its products, services, techniques, manufacturing or other processes, activities, businesses, properties, operations, clients, customer, prospective clients, price lists, suppliers, business associates, equipment, Trade Secrets (as defined herein), computer software, scientific discoveries, experiments, data, equipment designs, training devices, charts, manuals, payroll, financial statements and improvements thereto and any other information or materials disclosed or delivered to Feishang Representatives which the disclosing party may from time to time designate and treat as confidential, proprietary or as a trade secret.

            (3) Reference to "Confidential Information" herein shall include and relate to both Feishang Confidential Information and the Company Confidential Information.

            (4) As used herein, the term "Trade Secret" shall mean the whole or any portion of any formula, pattern, device, combination of devices, or compilation of information which is for use, or is used in the operation of the other party's businesses and which provides such party's business as advantage, or an opportunity to obtain an advantage, over those who do not know or use it. For purposes of interpretation hereunder the following shall apply:

                  Irrespective of novelty, invention, patentability, the state of the prior art, and the level of skill in the business, art or field to which the subject matter pertains, when the owner thereof takes measures to prevent it from becoming available to persons other than those selected by the owner to have access thereto for limited purposes, a trade secret is considered to be a secret, of value, for use or in use by the business, and of advantage to the business, or providing an opportunity to obtain an advantage, over those who do not know or use it.

                  In addition, a "Trade Secret" shall include information (not readily compiled from publicly available sources) which has been made available by Feishang, Wuhu and/or the Feishang Shareholder to the Company Representatives or by the Company to the Feishang Representatives, as the case may be, during the course of their involvement with each other, including but not limited to the names, addresses, telephone numbers, qualifications, education, accomplishments, experience and resumes of all persons who have applied or been recruited for employment, for either or both permanent and temporary jobs, job order specifications and the particular characteristics and requirements of persons generally hired by the disclosing party, as well as specific job listings from companies with whom the disclosing party does, or attempts to do, business, as well as mailing lists, computer runoffs, financial or other information not generally available to others.

      (c)   Non-Disclosure; the Company:

            (1) The Company, for itself, its officers, employees, directors, agents, affiliates, subsidiaries, independent contractors, and related parties, (all of whom are to be deemed included in any reference herein to the Company) agrees that it will not at any time during or after the termination or expiration of this Agreement, except as authorized or directed herein or in writing by Feishang and/or the Feishang Shareholder, use for the Company's own benefit, copy, reveal, sell, exchange or give away, disclose, divulge or make known or available in any manner to any person, firm, corporation or other entity (whether or not the Company receives any benefit therefrom), any Feishang Confidential Information.

            (2) The Company will take all actions necessary to ensure that the Feishang Confidential Information is maintained as secret and confidential and its disclosure shall only be made to the extent necessary, to a limited group of the Company's employees, officers and/or directors who are actually engaged in the evaluation of the Feishang Confidential Information; provided however, the Company acknowledges and agrees that it shall be responsible and held liable for the actions or inactions of such employees, officers and directors (regardless whether or not such actions or inactions are within their scope of employment) with respect to the maintenance of the secrecy and confidentiality of the Feishang Confidential Information.

            (3) The Company understands that if it discloses to others, use for its own benefit (other than as part of an agreement with Feishang and the Feishang Shareholder, which expressly provides for such use) or for the benefit of any person or entity other than Feishang and/or the Feishang Shareholder, copies or makes notes of any such Feishang Confidential Information, such conduct will constitute a breach of the confidence and trust bestowed upon the Company by Feishang and the Feishang Shareholder and will constitute a breach of this Agreement and render the Company responsible for any and all damages suffered by Feishang and/or the Feishang Shareholder as a result thereof.

            (4) Provided, however, notwithstanding the foregoing, the terms of this subsection (c) shall not be applicable to any information which the Company is compelled to disclose by judicial or administrative process or by other requirements of law (including, without limitation, in connection with obtaining the necessary approvals of governmental or regulatory authorities for the Exchange), except that the Company shall procure the confidential treatment of any Feishang Confidential Information which it is compelled to disclose by this Section 11(c)(4) and that access thereto shall be strictly restricted to persons to whom such judicial and administrative process requires. In the event of any such disclosure of any Feishang Confidential Information, Feishang and the Feishang Shareholder shall have the right to petition any court of competent jurisdiction for any remedy or order (interim or otherwise) for the protection of confidentiality of such Feishang Confidential Information.

      (d)   Non-Disclosure: Feishang and the Feishang Shareholder:

            (1) Feishang and the Feishang Shareholder, for themselves, their officers, employees, directors, agents, affiliates, subsidiaries, independent contractors, and related parties (all of whom are to be deemed included in any reference herein to Feishang and the Feishang Shareholder) severally (but not jointly) agree that they will not at any time during or after the termination or expiration of any agreement or negotiations for an agreement with the Company, except as authorized or directed herein or in writing by the Company, use for Feishang and the Feishang Shareholder's own benefit, copy, reveal, sell, exchange or give away, disclose, divulge or make known or available in any manner to any person, firm, corporation or other entity (whether or not Feishang and the Feishang Shareholder receives any benefit therefrom), any Company Confidential Information.

            (2) Feishang and the Feishang Shareholder severally (but not jointly) agree to take all actions necessary to ensure that the Company Confidential Information is maintained as secret and confidential and its disclosure shall only be made, to the extent necessary, to a limited group of Feishang and/or the Feishang Shareholder' own employees, officers, directors and/or professional advisors who are actually engaged in the evaluation of the Company Confidential Information; provided, however, Feishang and the Feishang Shareholder severally (but not jointly) acknowledge and agree that they shall be responsible and held liable for the actions or inactions of such employees, officers, directors and/or professional advisors (regardless whether or not such actions or inactions are within their scope of employment) with respect to the maintenance of the secrecy and confidentiality of the Company Confidential Information.

            (3) Feishang and the Feishang Shareholder understand that if they disclose to others, use for their own benefit (other than as part of an agreement with the Company, which contemplates such use) or for the benefit of any person or entity other than the Company, copies or make notes of any such Company Confidential Information, such conduct will constitute a breach of the confidence and trust bestowed upon Feishang and the Feishang Shareholder by the Company and will constitute a breach of this Agreement and render Feishang and the Feishang Shareholder severally (but not jointly) responsible for any and all damages suffered by the Company as a result thereof.

            (4) Provided, however, notwithstanding the foregoing, the terms of this subsection (d) shall not be applicable to (i) any information which Feishang and/or the Feishang Shareholder are compelled to disclose by judicial or administrative process or by other requirements of law (including, without limitation, in connection with obtaining the necessary approvals of governmental or regulatory authorities for the Exchange), (ii) information that is publicly available, (iii) information previously in the possession of Feishang and/or the Feishang Shareholder, (iv) information obtained independently from third parties and (v) with respect to the Feishang Shareholder, information that is disclosed for inter-fund reporting purposes.

      (e)   Return of Information:

            (1) At any time after the Termination Date, upon request of Feishang or any Feishang Shareholder, the Company will, and will cause the Company Representatives to promptly (and in no event later than five days after such request) redeliver or cause to be redelivered to Feishang or the Feishang Shareholder (as applicable) all Feishang Confidential Information and destroy or cause to be destroyed all notes, memoranda, summaries, analyses, compilations and other writings relating thereto or based thereon prepared by the Company or any Company Representative. Such destruction shall be certified in writing to Feishang and the Feishang Shareholder by an authorized officer supervising such destruction.

            (2) At any time after the Termination Date, upon request of the Company, the Feishang Shareholder and/or Feishang will, and will cause the Feishang Representatives to, promptly (and in no event later than five days after such request) redeliver or cause to be redelivered to the Company all Company Confidential Information, and destroy or cause to be destroyed all notes, memoranda, summaries, analyses, compilations and other writings relating thereto or based thereon prepared by

                  Feishang or the Feishang Shareholder or any Feishang Representative. Such destruction shall be certified in writing to Feishang and the Feishang Shareholder by an authorized officer supervising such destruction.

12.    Equitable Relief.

       The Company, Feishang and the Feishang Shareholder agree that money damages would not be a sufficient remedy for any breach or threatened breach of any provision set forth in Sections 11, 13(b) or 14 by the other, and that, in addition to all other remedies which any party hereto may have, each party will be entitled to specific performance and injunctive or other equitable relief as a remedy for any such breach or threatened breach. No failure or delay by any party hereto in exercising any right, power or privilege hereunder will operate as a waiver thereof, nor will any single or partial exercise thereof preclude any other or further exercise thereof or the exercise of any right, power or privilege hereunder.

13.    Conduct and Business.

       (a) Between the date hereof and the Closing Date, Feishang shall conduct its business and the business of all members of the Feishang Mining Group in substantially the same manner in which it has heretofore been conducted, and the Feishang Shareholder will not permit any member of the Feishang Mining Group to: (1) enter into any contracts, agreements or arrangements, other than in the ordinary course of business, (2) declare or make any distribution of any kind to the Feishang Shareholder or (3) take any action that causes any the representations or warranties of Feishang or the Feishang Shareholder to become inaccurate in any material respect, or causes Feishang or the Feishang Shareholder to fail to perform any of their respective obligations under this Agreement, or could adversely affect the benefits to be received by the Company under this Agreement or consummation of the transactions contemplated hereby.

       (b) Between the date hereof and the Closing Date, the Company shall conduct its business in substantially the same manner in which it has heretofore been conducted, and the Company will not; (1) enter into any contracts, agreements or arrangements, other than in the ordinary course of business, (2) declare or make any distribution of any kind to the shareholders of the Company. Further, also during such time period, the Company hereby agrees that neither the Company nor any of its affiliates or associates (as such terms are defined in Rule12b-2 under the Exchange Act) will, and the Company and they will not assist or encourage others to, directly or indirectly, except as expressly permitted by this Agreement (A) sell or dispose of or agree, offer, seek or propose to sell or dispose of (or request permission to do so from any person) ownership (including, but not limited to beneficial ownership as defined in Rule 13d-3 under the Exchange Act) of (a) any of the assets or business of the Company, (B) any securities of the Company (whether outstanding or to be issued) or (C) any rights or options to acquire such ownership (including to or from a person other than the Company), or (B) enter into any discussions, negotiations, arrangements or understandings with any person or entity with respect to any of the foregoing save and except for the Disposal Agreement or (3) take any action that causes any the representations or warranties of the Company to become inaccurate in any material respect, or causes the Company to fail to perform any of its obligations under this Agreement, or could adversely affect the benefits to be received by Feishang or the Feishang Shareholder under this Agreement or consummation of the transactions contemplated hereby .

14.    No Public Disclosure.

       (a) Feishang and the Feishang Shareholder hereby acknowledge that they are aware (and that the Feishang Representatives who have been apprised of this Agreement and the Feishang Shareholder's consideration of the Exchange have been, or upon becoming so apprised will be advised) of the restrictions imposed by federal and state securities laws on a person possessing material non-public information about a company with a class of securities registered under the Exchange Act. In this regard, Feishang Shareholder agrees that while it is in possession of material non-public information with respect to the Company and its subsidiaries, Feishang Shareholder will not purchase or sell any securities of the Company, or communicate such information to any third party, in violation of any such laws.

       (b) Without the prior written consent of the other, neither the Feishang Shareholder or Feishang, on the one hand, nor the Company, on the other, will, and will each cause their respective representatives not to, make any release to the press or other public disclosure with respect to either the fact that discussions or negotiations have taken place concerning the Exchange, the existence or contents of this Agreement or any prior correspondence relating to this transaction, except for such public disclosure as may be necessary, in written opinion of outside counsel (reasonably satisfactory to the other party) for the party proposing to make the disclosure not to be in violation of or default under my applicable law, regulation or governmental order. If either party proposes to make any disclosure based upon such an opinion, that party will deliver a copy of such opinion to the other party, together with the text of the proposed disclosure, as far in advance of its disclosure as is practicable, and will in good faith consult with and consider the suggestions of the other party concerning the nature and scope of the information it proposes to disclose.

15.    Brokerage Fee.

       Each party hereto represents that no brokers have been employed in this transaction.

16.    Agreement to Indemnify.

       Subject to the terms and conditions of this Agreement, the Company herby agrees to indemnify, defend and hold the Feishang Shareholder harmless from and against all demands, claims, actions or causes of action, assessments, losses, damages, liabilities, costs and expenses, including without limitation, interest, penalties, court costs and reasonable attorneys' fees (including paralegal and law clerk fees and other legal expenses and costs) and expenses, asserted against, relating to, imposed upon or incurred by the Feishang Shareholder by reason of or resulting from (i) a breach of any agreement set forth in this Agreement by the Company or the Company Representatives, or (ii) a breach of any representation or warranty given by the Company contained in or made pursuant to this Agreement; provided that, in the case of clause (ii), notice of such breach of representation or warranty is given to the Company within two years of the Closing Date, except with respect to the representations and warranties contained in Sections 4(a) through 4(d), 4(k) and 4(l), which shall survive without limitation.

       Subject to the terms and conditions of this Agreement, each of Feishang and the Feishang Shareholder hereby agrees, severally and not jointly, to indemnify, defend and hold the Company harmless from and against all demands, claims, actions or causes of action, assessments, losses, damages, liabilities, costs and expenses, including without limitation, interest, penalties, court costs and reasonable attorneys' fees (including paralegal and law clerk fees and other legal expenses and costs) and expenses, asserted against, relating to, imposed upon or incurred by the Company by reason of or resulting from a breach of (i) any agreement set forth in this Agreement by Feishang or Feishang Shareholder, or (ii) any representation or warranty given by Feishang or Feishang Shareholder contained in or made pursuant to this Agreement, provided that notice of such breach of representation or warranty is given to Feishang or Feishang Shareholder within two years of the Closing Date, except with respect to the representations and warranties contained in Section 2(a) - 2(b), 3(a) and 3(b), which shall survive without limitation. All of the foregoing are hereinafter collectively referred to as "Claims" and singularly as a "Claim."

       (a)    Conditions of Indemnification

              The obligations and liabilities of the Feishang Shareholder, Feishang and the Company, with respect to Claims resulting from the assertion of liability by any of them, shall be subject to the following terms and conditions:

              (1) The party hereto seeking indemnification (the "Indemnitee") will give the other party hereto from whom indemnification is sought (the "Indemnitor") notice of any such Claim reasonably promptly after the Indemnitee receives notice thereof, and the Indemnitor will have the right to undertake the defense thereof by representatives of its own choosing. The failure of any Indemnitee to give notice as provided herein shall not relieve the Indemnitor of its obligations under Section 14 above, except to the extent that the Indemnitor is prejudiced by the failure to give such notice. When the Indemnitor undertakes the defense of any claim, the Indemnitee shall have the right to participate in contesting such claim at its own costs and expense.

              (2) In the event that the Indemnitor, within ten (10) business days after notice of any such Claim, fails to defend such Claim, the Indemnitee will (upon giving written notice to the Indemnitor) have the right, but not the obligation, to undertake the defense, compromise or settlement of such Claim on behalf of and for the account and risk of the Indemnitor, subject to the right of the Indemnitor to assume the defense of such Claim at any time prior to settlement, compromise or final determination thereof.

              (3) The Indemnitor shall not, without the Indemnitee's written consent, settle or compromise any Claim or consent to entry of any judgment which does not include an unconditional release from all liability in respect of such Claim, other than liability specified in the settlement, from the claimant or plaintiff to the Indemnitee. To the greatest extent reasonably possible, the parties shall attempt to obtain general releases from such plaintiff or claimant.

17.    Cost and Expenses.

       Each party hereto shall pay its own costs and expenses incident to the negotiation and preparation of this Agreement and to the consummation of the transactions contemplated herein and therein, provided that if the transactions contemplated by this Agreement are not completed because (i) Feishang and the Feishang Shareholder cannot deliver to the Company any of the documents mentioned in Section 2(d) or any of the Feishang representations and warranties in Section 2 is not accurate in all material respects, Feishang shall forthwith indemnify and reimburse the Company for the costs and expenses incurred by the Company; provided that the aggregate liability of Feishang and Feishang Shareholder shall not exceed HK $600,000 or (ii) the Company cannot satisfy any of the conditions contemplated by Section 6 hereof or any of the Company representations and warranties in Section 4 is not accurate in all material respects, the Company shall forthwith indemnify and reimburse Feishang and Feishang Shareholder collectively for the costs and expenses incurred in relation to this Agreement provided that the aggregate liability of the Company hereunder shall not exceed HK $600,000. Such amounts shall constitute liquidated damages and, upon receipt of such amount, the parties shall be released from any further liability and obligation hereunder.

18.    Miscellaneous.

       (a)    Waiver; Strict Construction:

              No change or modification of this Agreement shall be valid unless the same is in writing and signed by all the parties hereto. No waiver of any provision of this Agreement shall be valid unless in writing and signed by the person against whom sought to be enforced. The failure of any party at any time to insist upon strict performance of any condition, promise, agreement or understanding set forth herein shall not be construed as a waiver of relinquishment of the right to insist upon strict performance of the same condition, promise, agreement or understanding at a future time.

       (b)    Entire Agreement.

              This Agreement, together with all schedules and exhibits hereto sets forth all of the promises, agreements, conditions, understandings, warranties and representations among the parties hereto, and there are no promises, agreements, conditions, understandings, warranties or representations, oral and written, express or implied, among them other than as set forth herein. This Agreement is, and is intended by the parties to be, an integration of any and all prior agreements or understandings, oral and written.

       (c)    Headings.

              The headings in this Agreement are inserted for convenience of reference only and are not to be used in construing or interpreting the provisions of this Agreement.

       (d)    Counterparts

              This Agreement may be executed in two or more identical counterparts, each of which will be deemed an original and all of which will constitute one instrument.

       (e) Construction. Unless the context clearly otherwise requires the use of the singular will include the plural and the use of the plural will include the singular, and the use of any gender will include the other two genders.

       (f)    Severability.

              If a covenant or provision provided in this Agreement is deemed to be contrary to law, that covenant or provision will be deemed ineffective and will not affect the validity, interpretation, or effect of the other provisions of either this Agreement or any agreement executed pursuant to it or the application of that covenant or provision to other circumstances not contrary to law.

       (g) Computation of Time. Whenever the last day for the exercise of any privilege or the discharge of any duty hereunder falls upon Saturday, Sunday, or any public or legal holiday, the party having the privilege or duty will have until 5:00 p.m. Hong Kong Time on the next succeeding regular business day to exercise the privilege or discharge the duty.

       (h)    Interpretation.

              No provision of this Agreement will be construed against or interpreted to the disadvantage of any party by any court or other governmental or judicial authority by reason of such party having or being deemed to have structured or dictated such provision.

       (i)    Governing Law.

              This Agreement and the obligations of the parties hereunder will be interpreted, construed, and enforced in accordance with the Laws of the British Virgin Islands.

       (j)    Attorneys' Fees.

              In the event a lawsuit is brought by any party to enforce or interpret the terms hereof, or for any dispute arising out of this transaction, the party prevailing in any such lawsuit shall be entitled to recover from the non-prevailing party its costs and expenses thereof, including its legal fees in reasonable amount and prejudgment and post-judgment interest at the highest rate allowable under British Virgin Islands law.

       (k)    Assignment.

              This Agreement shall not be assignable by any party without the prior written consent of the other.

       (l)    Notices.

              All notices, requests, instructions or other documents to be given hereunder shall be in writing and sent by registered mail or overnight courier:

                  If to Feishang and Feishang Shareholder, then:
                  26/F., Securities Building,
                  5020 Binhe Road, Futian District,
                  Shenzhen, PRC
                  Attn: Mr. Li Feilie

                  If to the Company, then:
                  Room 2105, West Tower,
                  Shun Tak Centre, Connaught Road C.,
                  Sheung Wan, Hong Kong
                  Attn: Mr. Tam Cheuk Ho

       (m)    Benefit and Burden.

              This Agreement shall inure to the benefit of, and shall be binding upon, the parties hereto and their legatees, distributes, estates, executors or administrators, successors and assigns, and personal and legal representatives.

       IN WITNESS WHEREOF, on the date first written above, the parties hereto have duly executed this Agreement and the Company and Feishang have caused their corporate seals to be affixed hereto as of the date and year first above written.


China Natural Resources, Inc.

By:           /s/ Tam Cheuk Ho
              ----------------
Name:         Tam Cheuk Ho
Its:          Director


Feishang Mining Holdings Limited

By:           /s/ Li Feilie
              -------------
Name:         Li Feilie
Its:          Director


Feishang Group Limited

By:           /s/ Li Feilie
              -------------
Name:         Li Feilie
Its:          Director

                                  Schedule 1(a)

            Financial Statements of Feishang Mining Holdings Limited


                                  BALANCE SHEET
                            As at 31st December 2004
                             (in Hong Kong Dollars)


CURRENT ASSET
Bank balance                                                           90,280

CURRENT LIABILITY
Due to a director                                                     103,192
                                                                     --------

NET LIABILITY                                                         (12,912)
                                                                     ========

DEFICIENCY IN ASSETS
Share capital                                                               8
Accumulated loss                                                      (12,920)
                                                                     --------
                                                                      (12,912)
                                                                     ========

                               STATEMENT OF INCOME

     For the period from 3rd September 2004 (date of incorporation) to
                   31st December 2004 (in Hong Kong Dollars)

General and administrative expenses and
   Loss for the period                                                   12,920
                                                                         ======

                                  Schedule 1(b)


        Financial Statements of Wuhu Feishang Mining Development Co. Ltd.

                   WUHU FEISHANG MINING DEVELOPMENT CO., LTD.

                              FINANCIAL STATEMENTS
                          YEAR ENDED DECEMBER 31, 2002
                        FOUR MONTHS ENDED APRIL 30, 2003
                      EIGHT MONTHS ENDED DECEMBER 31, 2003
                          YEAR ENDED DECEMBER 31, 2004

                   WUHU FEISHANG MINING DEVELOPMENT CO., LTD.

                          INDEX TO FINANCIAL STATEMENTS

                          YEAR ENDED DECEMBER 31, 2002
                        FOUR MONTHS ENDED APRIL 30, 2003
                      EIGHT MONTHS ENDED DECEMBER 31, 2003
                          YEAR ENDED DECEMBER 31, 2004

                                                                     Pages
                                                                     -----

Report of independent registered public accounting firm               F-1

Statements of operations                                              F-2

Balance sheets                                                        F-3

Statements of equity                                                  F-4

Statements of cash flows                                           F-5 - F-6

Notes to financial statements                                     F-7 - F-20

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

The Board of Directors and Shareholders

Wuhu Feishang Mining Development Co., Ltd.

We have audited the accompanying balance sheets of Wuhu Feishang Mining Development Co., Ltd. (Successor Company) (note 1) as of December 31, 2003 and 2004, and the related statements of operations, equity, and cash flows for the eight months ended December 31, 2003 and the year ended December 31, 2004 (Successor Company Period); and we have audited the statements of operations, equity and cash flows of Anhui Fanchang Zinc and Iron Mine (Predecessor Company) (note 1) for the year ended December 31, 2002 and the four months ended April 30, 2003 (Predecessor Company Period). These financial statements are the responsibility of the Company's management. Our responsibility is to express an opinion on these financial statements based on our audits.

We conducted our audits in accordance with the standards of the Public Company Accounting Oversight Board (United States). Those standards require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements. An audit also includes assessing the accounting principles used and significant estimates made by management, as well as evaluating the overall financial statement presentation. We believe that our audits provide a reasonable basis for our opinion.

In our opinion, the financial statements referred to above present fairly, in all material respects, the financial position of Wuhu Feishang Mining Development Co., Ltd. at December 31, 2003 and 2004, and the results of its operations and its cash flows for the Successor Company Period and the results of operations and cash flows of Anhui Fanchang Zinc and Iron Mine for the Predecessor Company Period, in conformity with accounting principles generally accepted in the United States of America.

As discussed in note 1 to the financial statements, the Predecessor Company was acquired on May 1, 2003. The financial statements of the Successor Company reflect the impact of adjustments to reflect the fair values of assets acquired and liabilities assumed under the purchase method of accounting. As a result, the financial statements of the Successor Company are presented on a different basis from those of the Predecessor Company and, therefore, are not comparable in all respects.


GHP Horwath, P.C.
Denver, Colorado

September 15, 2005, except for Note 10(b) and (c) as to which the date is November 30, 2005

                   WUHU FEISHANG MINING DEVELOPMENT CO., LTD.

                            STATEMENTS OF OPERATIONS

                          YEAR ENDED DECEMBER 31, 2002
                        FOUR MONTHS ENDED APRIL 30, 2003
                      EIGHT MONTHS ENDED DECEMBER 31, 2003
                          YEAR ENDED DECEMBER 31, 2004

                             (AMOUNTS IN THOUSANDS)


The statements of operations for the year ended December 31, 2002 and for the four months ended April 30, 2003 reflect operations of the Predecessor Company (see note 1 to the financial statements)

                                                             Predecessor         |               Successor
                                                             -----------                         ---------
                                                                          Four   |         Eight
                                                              Year      months   |        months                Year
                                                             Ended       ended   |         ended               ended
                                                      December 31,   April 30,   |  December 31,        December 31,
                                               Notes          2002        2003   |          2003                2004
                                                               RMB         RMB   |           RMB       RMB       US$
                                                                                 |
NET SALES                                                   36,129      10,439   |        31,893    77,939     9,413
                                                                                 |
COST OF SALES                                              (27,757)    ( 7,402)  |       (19,892)  (29,667)  ( 3,583)
                                                             -----       -----   |         -----     -----     -----
                                                                                 |
GROSS PROFIT                                                 8,372       3,037   |        12,001    48,272     5,830
                                                                                 |
SELLING, GENERAL AND                                                             |
   ADMINISTRATIVE EXPENSES                                  (7,943)    ( 2,154)  |       ( 4,541)  ( 6,435)   (  777)
                                                             -----       -----   |         -----     -----     -----
                                                                                 |
INCOME FROM OPERATIONS                                         429         883   |         7,460    41,837     5,053
                                                                                 |
INTEREST INCOME                                                 21          13   |            44       162        20
                                                                                 |
INTEREST EXPENSE                                           (   405)   (     51)  |         (  22)        -         -
                                                                                 |
OTHER INCOME/(EXPENSE), NET                         5     (     87)     (   67)  |      (     22)        6         1
                                                             -----       -----   |         -----     -----     -----
                                                                                 |
INCOME/(LOSS) FROM CONTINUING                                                    |
  OPERATIONS BEFORE INCOME TAXES                            (   42)        778   |         7,460    42,005     5,074
                                                                                 |
INCOME TAXES                                        6            -     (    25)  |             -         -         -
                                                             -----       -----   |         -----     -----     -----
                                                                                 |
INCOME/(LOSS) FROM CONTINUING OPERATIONS                    (   42)        753   |         7,460    42,005     5,074
                                                                                 |
DISCONTINUED OPERATIONS                                                          |
  Income/(loss) from discontinued                                                |
    bleaching earth segment                        4       ( 1,825)    (   159)  |       (    72)       12        1
                                                             -----       -----   |         -----     -----     -----
                                                                                 |
NET INCOME/(LOSS)                                          ( 1,867)        594   |         7,388    42,017     5,075
                                                             =====       =====   |         =====     =====      =====

The accompanying notes are an integral part of these financial statements.

                   WUHU FEISHANG MINING DEVELOPMENT CO., LTD.

                                 BALANCE SHEETS

                           DECEMBER 31, 2003 AND 2004

                             (AMOUNTS IN THOUSANDS)

                                                                                        December 31,
                                                                            2003               2004             2004
                                                             Notes           RMB                RMB              US$
ASSETS

CURRENT ASSETS
Cash and cash equivalents                                                 10,519             19,229            2,322
Trade receivables, net of allowance of RMB66 in
  2003 and RMB215 in 2004                                                  3,417                712               86
Bills receivable                                                             350              1,047              126
Other receivables, deposits and prepayments                                  845                419               51
Amount due from related companies                              10              -             41,122            4,966
Amount due from a shareholder                                  10          9,000              9,000            1,087
Inventories                                                     7          4,285              3,518              425
                                                                          ------             ------           ------

TOTAL CURRENT ASSETS                                                      28,416             75,047            9,063

PROPERTY AND EQUIPMENT, NET                                     8         34,377             34,250            4,137

ASSETS HELD FOR SALE                                            4          9,101                  -                -
                                                                          ------             ------           ------

TOTAL ASSETS                                                              71,894            109,297           13,200
                                                                          ======             ======           ======


LIABILITIES AND EQUITY

CURRENT LIABILITIES
Accounts payable                                                           1,822              1,350              163
Other payables                                                  9         14,775             15,579            1,882
Advances from suppliers                                                    8,111              2,200              265
Accrued liabilities                                                        1,375              1,506              182
Amount due to a shareholder                                    10         25,183             25,115            3,033
Taxes payable                                                              1,248              2,150              260
                                                                          ------             ------           ------

TOTAL LIABILITIES - ALL CURRENT                                           52,514             47,900            5,785
                                                                          ------             ------           ------

EQUITY
Registered capital                                             13         12,000             12,000            1,449
Retained earnings                                                          7,380             49,397            5,966
                                                                          ------             ------           ------


TOTAL EQUITY                                                              19,380             61,397            7,415
                                                                          ------             ------           ------

TOTAL LIABILITIES AND EQUITY                                              71,894            109,297           13,200
                                                                          ======             ======           ======

The accompanying notes are an integral part of these financial statements.

                   WUHU FEISHANG MINING DEVELOPMENT CO., LTD.

                              STATEMENTS OF EQUITY

                          YEAR ENDED DECEMBER 31, 2002
                        FOUR MONTHS ENDED APRIL 30, 2003
                      EIGHT MONTHS ENDED DECEMBER 31, 2003
                          YEAR ENDED DECEMBER 31, 2004

                             (AMOUNTS IN THOUSANDS)

The statements of equity for the year ended December 31, 2002 and for the four months ended April 30, 2003 reflect equity of the Predecessor Company (see note 1 to the financial statements)

                                             Predecessor           Registered      Retained earnings/
                                                  equity              capital   (accumulated deficit)          Total
                           -----------------------------------------------------------------------------------------
THE PREDECESSOR:                                     RMB                  RMB                     RMB            RMB
Balances at January 1, 2002                       23,003                    -                       -         23,003
Net loss for the year ended
  December 31, 2002                              ( 1,867)                   -                       -        ( 1,867)
                                                   -----                -----                   -----          -----
Balances at December 31, 2002                     21,136                    -                       -         21,136

Net income for the four months
  ended April 30, 2003                               594                    -                       -            594
                                                   -----                -----                   -----          -----
Balances at April 30, 2003                        21,730                    -                       -         21,730
                                                   =====                =====                   =====          =====


THE SUCCESSOR:

Balances at inception, May 1, 2003                                     12,000               (       8)        11,992
Net income for the eight months ended
  December 31, 2003                                                         -                   7,388          7,388

                                                                        -----                   -----          -----
Balances at December 31, 2003                                          12,000                   7,380         19,380

Net income for the year ended
  December 31, 2004                                                         -                  42,017         42,017
                                                                        -----                   -----          -----
Balances at December 31, 2004                                          12,000                  49,397         61,397
                                                                        =====                   =====          =====

US$                                                                     1,449                   5,966          7,415
                                                                        =====                   =====          =====

The accompanying notes are an integral part of these financial statements.

                   WUHU FEISHANG MINING DEVELOPMENT CO., LTD.

                            STATEMENTS OF CASH FLOWS

                          YEAR ENDED DECEMBER 31, 2002
                        FOUR MONTHS ENDED APRIL 30, 2003
                      EIGHT MONTHS ENDED DECEMBER 31, 2003
                          YEAR ENDED DECEMBER 31, 2004

                             (AMOUNTS IN THOUSANDS)

The statements of cash flows for the year ended December 31, 2002 and for the four months ended April 30, 2003 reflect cash flows of the Predecessor Company (see note 1 to the financial statements)

                                                             Predecessor         |               Successor
                                                             -----------                         ---------
                                                                          Four   |         Eight
                                                              Year      months   |        months                Year
                                                             Ended       ended   |         ended               ended
                                                      December 31,   April 30,   |  December 31,        December 31,
                                                              2002        2003   |          2003                2004
                                                               RMB         RMB   |           RMB       RMB       US$
OPERATING ACTIVITIES                                                             |
Net income/(loss)                                         (  1,867)        594   |         7,388    42,017     5,075
Adjustments to reconcile net income/(loss) to net                                |
    cash provided by operating activities:                                       |
       Depreciation                                          2,395         715   |         1,018     1,715       207
       Amortization of mining rights                             -           -   |           207       312        37
       Loss on disposal of property and equipment                -          38   |             -       255        31
                                                                                 |
Changes in operating assets and liabilities: |
    Trade receivables                                          730       1,666   |      (  1,260)    2,705       327
    Bills receivable                                             -           -   |       (   350) (    697) (     84)
    Inventories                                              2,108      (  458)  |         1,544       767        93
    Other receivables, deposits and prepayments              3,970    (     68)  |           713       426        51
    Accounts payable                                            11       1,170   |          (242)  (   472)  (    57)
    Other payables                                             130       1,418   |       ( 7,621)      724        88
    Advances from suppliers                                      -           -   |         8,111   ( 5,911)  (   714)
    Accrued liabilities                                          -           -   |         1,375       131        16
    Taxes payable                                          (   120)     (  769)  |      (    773)      902       109
    Discontinued operations                                     62      (  675)  |           454       886       106
                                                             -----       -----   |         -----     -----     -----
                                                                                 |
Net cash provided by operating activities                    7,419       3,631   |        10,564    43,760     5,285
                                                             -----       -----   |         -----     -----     -----
                                                                                 |
INVESTING ACTIVITIES                                                             |
    Advances to related companies                                -           -   |             -   (33,069)  ( 3,994)
    Advances to a shareholder                                    -           -   |       ( 9,000)        -         -
    Purchases of property and equipment                    ( 2,988)    (    38)  |      (    391)  ( 1,981)  (   239)
    Cash paid for business acquisition                           -           -   |       (11,313)        -         -
    Discontinued operations                                (   219)          -   |             -         -         -
                                                             -----       -----   |         -----     -----     -----
                                                                                 |
Net cash used in investing activities                      ( 3,207)    (    38)  |       (20,704)  (35,050)  ( 4,233)
                                                             -----       -----   |         -----      ----      ----
                                                                                 |
FINANCING ACTIVITIES                                                             |
    Initial capital contribution                                 -           -   |        12,000         -         -
                                                             -----       -----   |         -----     -----     -----
                                                                                 |
Net cash provided by financing activities                        -           -   |        12,000         -         -
                                                             -----       -----   |          ----     -----      ----



                                   (Continued)

                   WUHU FEISHANG MINING DEVELOPMENT CO., LTD.

                          YEAR ENDED DECEMBER 31, 2002
                        FOUR MONTHS ENDED APRIL 30, 2003
                      EIGHT MONTHS ENDED DECEMBER 31, 2003
                          YEAR ENDED DECEMBER 31, 2004

                             (AMOUNTS IN THOUSANDS)

                                                             Predecessor         |               Successor
                                                             -----------                         ---------
                                                                          Four   |         Eight
                                                              Year      months   |        months                Year
                                                             Ended       ended   |         ended               ended
                                                      December 31,   April 30,   |  December 31,        December 31,
                                                              2002        2003   |          2003                2004
                                                               RMB         RMB   |           RMB       RMB       US$
                                                                                 |
                                                                                 |
NET INCREASE IN CASH AND                                     4,212       3,593   |         1,860     8,710     1,052
  CASH EQUIVALENTS                                                               |
                                                                                 |
CASH AND CASH EQUIVALENTS, BEGINNING                           854       5,066   |         8,659    10,519     1,270
                                                             -----       -----   |         -----     -----     -----
                                                                                 |
CASH AND CASH EQUIVALENTS, ENDING                            5,066       8,659   |        10,519    19,229     2,322
                                                             =====       =====   |         =====     =====     =====
                                                                                 |
                                                                                 |
Supplemental disclosure of cash flow information:                                |
  Cash paid for:                                                                 |
   Interest                                                    403          50   |            20         -         -
                                                             =====       =====   |         =====     =====     =====
   Income taxes                                                203         500   |             -         -         -
                                                             =====       =====   |         =====     =====     =====
                                                                                 |
Supplemental disclosure of non-cash investing and financing activities:          |
  Amount due from related company for sale of assets                             |
    of discontinued operations                                   -           -   |             -     8,050       972
                                                             =====       =====   |         =====     =====     =====
                                                                                 |
  Offset other receivables against amount due to a
     shareholder                                                 -           -   |             - (      68)(       8)
                                                             =====       =====   |         =====     =====     =====

The accompanying notes are an integral part of these financial statements.

                   WUHU FEISHANG MINING DEVELOPMENT CO., LTD.

                          NOTES TO FINANCIAL STATEMENTS

                          YEAR ENDED DECEMBER 31, 2002
                        FOUR MONTHS ENDED APRIL 30, 2003
                      EIGHT MONTHS ENDED DECEMBER 31, 2003
                          YEAR ENDED DECEMBER 31, 2004

                             (AMOUNTS IN THOUSANDS)

1.       ORGANIZATION AND PRINCIPAL ACTIVITIES

         In May 2003, Anhui Fanchang Zinc and Iron Mine, a stated-owned enterprise (the "Predecessor Company") underwent a corporate reorganization (the "Reorganization"). Pursuant to the Reorganization, the Predecessor Company sold its entire business to an unrelated entity, Wuhu Feishang Mining Development Co., Ltd. (the "Company" or "WFM" or the "Successor"). WFM was established as a Sino-foreign joint venture company in the People's Republic of China ("PRC") with the venturers being Wuhu Feishang Enterprise Development Limited ("WFE") ("50%") and Feishang International Holdings Limited ("FIH") ("50%") on June 21, 2002 with a tenure of 20 years from the date of the business license. Mr. Li Feilie is the majority owner of WFE and FIH. The tenure can be extended by agreement between the joint venture partners with the necessary approval from the relevant government agencies. The registered capital of WFM is RMB12,000 (US$1,449), of which RMB6,000 (US$725) was each contributed by WFE and FIH.

         The financial statements for the Predecessor Period for the year ended December 31, 2002 and the four months ended April 30, 2003 were prepared using the historical basis of accounting. As a result of the Reorganization, WFM applied purchase accounting and a new basis of accounting began on May 1, 2003. WFM has reflected a Predecessor Period for the year ended December 31, 2002 and the four months ended April 30, 2003 and a Successor Period from May 1, 2003 through December 31, 2003 and the year ended December 31, 2004. Accordingly, the results of operations of the Predecessor and the Successor are not comparable in all respects.

         The principal activity of the Company is the mining of zinc, iron, activated bleaching earth, metallurgy bentonite and other minerals for distribution in the PRC. In early 2004, the Company sold its mining business in activated bleaching earth and metallurgy bentonite to Wuhu Feishang Non-Metal Material Co. Ltd. ("WFNM"), a related party, for consideration of RMB8,050 (US$972). The Company owns the mining rights to two mines: Yang-chong Mine contains iron and zinc minerals and Zao-yun Mine contains mainly iron minerals. The cash flows and profitability of the Company's current operations are significantly affected by the market price of zinc and iron. These commodity prices can fluctuate widely and are affected by factors beyond the Company's control.

                   WUHU FEISHANG MINING DEVELOPMENT CO., LTD.

                          NOTES TO FINANCIAL STATEMENTS

                          YEAR ENDED DECEMBER 31, 2002
                        FOUR MONTHS ENDED APRIL 30, 2003
                      EIGHT MONTHS ENDED DECEMBER 31, 2003
                          YEAR ENDED DECEMBER 31, 2004

                             (AMOUNTS IN THOUSANDS)

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES

         (a)      Accounting principles

                  The financial statements of the Company are prepared in accordance with accounting principles generally accepted in the United States of America ("US GAAP").

         (b)      Use of estimates

                  The preparation of the financial statements in conformity with US GAAP requires management to make estimates and assumptions that affect the reported amounts of assets and liabilities and disclosure of contingent assets and liabilities at the date of the financial statements and the reported amounts of revenues and expenses during the reporting year. Actual results could differ from those estimates.

         (c)      Cash and cash equivalents

                  The Company considers all highly liquid investments and cash deposits with financial institutions with original maturities of three months or less to be cash equivalents.

         (d)      Inventories

                  Inventories are stated at the lower of average cost or net realizable value. For products, we determine net realizable value by estimating value based on current metals prices, less cost to convert stockpiled and in-process inventories to finished products. Major types of inventories include:

                    Raw materials consists of raw ore extracted and auxiliary material - costs are limited to those directly related to mining

                    Work in progress consists of semi-finished iron and zinc ore
                    - valued at the cost of production through the point at which inventory has been processed

                    Finished goods - valued at the lower of full cost of production or net realizable value based on current metal prices

                   WUHU FEISHANG MINING DEVELOPMENT CO., LTD.

                          NOTES TO FINANCIAL STATEMENTS

                          YEAR ENDED DECEMBER 31, 2002
                        FOUR MONTHS ENDED APRIL 30, 2003
                      EIGHT MONTHS ENDED DECEMBER 31, 2003
                          YEAR ENDED DECEMBER 31, 2004

                             (AMOUNTS IN THOUSANDS)

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

         (e)      Property and equipment

                  Property and equipment are stated at cost less accumulated depreciation. Expenditures for routine repairs and maintenance are expensed as incurred.

                  Depreciation is calculated on the straight-line basis to write off the cost less estimated residual value of each asset over its estimated useful life.

                  In April 2004, the FASB issued FASB Staff Position ("FSP") FAS 141-1 and FAS 142-1 "Interaction of FASB Statements No. 141, Business Combinations, and No. 142, Goodwill and Other Intangible Assets, and Emerging Issues Task Force ("EITF") Issue 04-2, "Whether Mineral Rights are Tangible or Intangible Assets". This FSP amends SFAS Nos. 141 and 142 and requires mineral rights to be accounted for as tangible assets based on the consensus reached in EITF 04-2.

                  The Company has determined that the mining rights acquired from the Predecessor are mineral rights, and accordingly are classified as property and equipment.

                  Mining rights are stated at cost less accumulated amortization and any impairment losses. The mining rights are amortized based on actual units of production over the proven and probable reserves of the mines, not to exceed 20 years. The weighted average amortization period for these reserves is 18 years as of December 31, 2004. Reserves designated as proven and probable are supported by a study indicating that the reserves have had the requisite geological, technical and economic work performed, and are legally extractable at the time of reserve determination. The Company's rights to extract minerals are contractually limited by time. However, the Company believes that it will be able to extend licenses, as it has in the past, without incurring substantial costs, and therefore, believes that assigned lives are appropriate. All costs, other than acquisition costs, are expensed prior to the establishment of proven and probable reserves. Once proven and probable reserves are established, all development and other site specific costs are capitalized, including general and administrative charges for actual time and expenses incurred in connection with site supervision.

                  Estimated useful lives are as follows:

                  Buildings and mine development                   15 - 35 years
                  Machinery and equipment                           6 - 15 years
                  Motor vehicles                                         8 years
                  Mining rights                                         18 years

                   WUHU FEISHANG MINING DEVELOPMENT CO., LTD.

                          NOTES TO FINANCIAL STATEMENTS

                          YEAR ENDED DECEMBER 31, 2002
                        FOUR MONTHS ENDED APRIL 30, 2003
                      EIGHT MONTHS ENDED DECEMBER 31, 2003
                          YEAR ENDED DECEMBER 31, 2004

                             (AMOUNTS IN THOUSANDS)

2.    SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

         (e)      Property and equipment (continued)

                  Management assesses the carrying values of its long-lived assets for impairment when circumstances warrant such a review. Generally, long-lived assets are considered impaired if the estimated fair value is less than the assets' carrying values. If an impairment is indicated, the loss is measured based on the amounts by which the carrying values of the assets exceed their fair values.

         (f)      Revenue recognition

                  Revenue from product sales is recognized when title passes to the customer in accordance with the sales agreement, generally upon product acceptance by the customer.

                  Freight and handling costs paid to third party carriers are recorded as cost of sales.

         (g)      Income taxes

                  Deferred tax assets and liabilities are recognized for the estimated future tax consequences attributable to differences between the financial statement carrying amounts of existing assets and liabilities and their respective tax bases. Deferred tax assets and liabilities are measured using enacted tax rates expected to apply to taxable income in the years in which those temporary differences are expected to be recovered or settled.

         (h)      Foreign currency translation

                  The functional currency of all the operations of the Company is the Renminbi ("RMB"), the national currency of the PRC.

                  Transactions denominated in currencies other than the RMB are translated into RMBs at the applicable rates of exchange prevailing at the dates of the transactions. Monetary assets and liabilities denominated in other currencies have been translated into RMBs at the rate of exchange at the balance sheet date. The resulting exchange gains or losses are credited or charged to the consolidated statements of operations.

                  The financial statements are stated in RMB. The translation of amounts from RMB into US$ is included solely for the convenience of the reader and has been made at the rate of exchange quoted by the People's Bank of China on December 31, 2004 of US$1.00 = RMB8.28. No representation is made that the RMB amounts could have been, or could be, converted into US$ at that rate on December 31, 2004 or at any other date.

         (i)      Interest income

                  Interest on bank balances is recorded when earned.

                   WUHU FEISHANG MINING DEVELOPMENT CO., LTD.

                          NOTES TO FINANCIAL STATEMENTS

                          YEAR ENDED DECEMBER 31, 2002
                        FOUR MONTHS ENDED APRIL 30, 2003
                      EIGHT MONTHS ENDED DECEMBER 31, 2003
                          YEAR ENDED DECEMBER 31, 2004

                             (AMOUNTS IN THOUSANDS)

2.       SUMMARY OF SIGNIFICANT ACCOUNTING POLICIES (continued)

         (j)      Recently issued accounting pronouncements

                  In December 2004, the Financial Accounting Standards Board ("FASB") issued SFAS No. 123 (R) "Share Based Payment" which addresses the accounting for share-based payment transactions. SFAS No. 123 (R) eliminates the ability to account for share-based compensation transactions using APB No. 25, and generally requires instead that such transactions be accounted and recognized in the statement of income based on their fair values. SFAS No. 123 (R) will be effective for public companies that file as small business issuers as of the first interim period in fiscal years that begin after December 15, 2005. The Company is evaluating the provisions of SFAS No. 123
                  (R). Depending upon the numbers and terms of options that may be granted in future periods, the implementation of this standard could have a material impact on the Company's financial position and results of operations.

                  In March 2005, the Emerging Issues Task Force ("EITF") issued EITF 04-6, "Accounting for Stripping Costs Incurred during Production in the Mining Industry". EITF 04-6 requires that stripping costs incurred during the production phase of a mine should be included in the cost of inventory produced during the period the stripping costs are incurred. EITF 04-6 is effective for the first reporting period in fiscal years beginning after December 15, 2005, with initial adoption being accounted for in a manner similar to a cumulative-effect adjustment. Management is assessing the impact that the adoption of EITF 04-6 will have on its financial statements.

3.       BUSINESS ACQUISITION

         In May 2003, the Company acquired assets and assumed liabilities of Anhui Fanchang Mining Co., for total consideration of RMB11,310,000 (US$1,366,000). The acquisition has been accounted for as a purchase.

         The following table summarizes the estimated fair values of the assets acquired and the liabilities assumed at the date of the acquisition.

                   WUHU FEISHANG MINING DEVELOPMENT CO., LTD.

                          NOTES TO FINANCIAL STATEMENTS

                          YEAR ENDED DECEMBER 31, 2002
                        FOUR MONTHS ENDED APRIL 30, 2003
                      EIGHT MONTHS ENDED DECEMBER 31, 2003
                          YEAR ENDED DECEMBER 31, 2004

                             (AMOUNTS IN THOUSANDS)

3.       BUSINESS ACQUISITION (continued)

         Net assets acquired                                              RMB
             Cash                                                       8,659
             Accounts receivable                                          853
             Inventories                                                7,987
             Prepaid and other assets                                   1,648
             Property and equipment                                    34,361
             Mining rights                                              9,229
             Exploration right                                            255
             Accounts payable and accrued expenses                    (24,475)
             Amount due to a shareholder                              (25,183)
             Income tax provision                                      (2,021)
                                                                        -----
             Net assets acquired                                       11,313
             Less: cash acquired                                      ( 8,659)
                                                                        -----
             Cash paid for business acquisition                         2,654
                                                                        =====

4.       DISCONTINUED OPERATIONS

         Pursuant to a January 1, 2004 agreement, the Company disposed of its interest in the mining of activated bleaching earth operation to a related party, Wuhu Feishang Non-Metal Material Co. Ltd. ("WFNM") for total consideration of RMB8,050 (US$972), which has been included as an amount due from a related company at December 31, 2004. The assets of the activated bleaching earth segment have been classified as assets held for sale as of December 31, 2003, and consisted of fixed assets of RMB8,050 (US$972). Inventories of the bleaching earth segment with a carrying value of RMB796 (US$96) were not sold to WFNM and were sold by the Company to unrelated third parties in 2004. The sale price of the bleaching earth segment equaled its carrying value and accordingly there was no gain or loss on the sale. As a result of the disposition, the Company has ceased its activated bleaching earth operations. The results of the activated bleaching earth segment have been retroactively restated as discontinued operations. Revenues from the discontinued activated bleaching earth segment were RMB6,047 (US$730), RMB1,088 (US$131), RMB7,146 (US$863) and RMB808 (US$98), respectively, for the year ended December 31, 2002, the four months ended April 30, 2003, the eight months ended December 31, 2003 and year ended December 31, 2004. Income/(loss) before income taxes from the discontinued activated bleaching earth segment was (RMB1,825) (US$220), (RMB159) (US$19), (RMB72) (US$9) and RMB12 (US$1), respectively, for the year ended December 31, 2002, the four months ended April 30, 2003, the eight months ended December 31, 2003 and year ended December 31, 2004.

         Also included in assets held for sale is RMB255 (US$31) relating to mine exploration rights acquired from the Predecessor and sold to an unrelated third party in December 2004.

                   WUHU FEISHANG MINING DEVELOPMENT CO., LTD.

                          NOTES TO FINANCIAL STATEMENTS

                          YEAR ENDED DECEMBER 31, 2002
                        FOUR MONTHS ENDED APRIL 30, 2003
                      EIGHT MONTHS ENDED DECEMBER 31, 2003
                          YEAR ENDED DECEMBER 31, 2004

                             (AMOUNTS IN THOUSANDS)

5.       OTHER INCOME/ (EXPENSE), NET

         Other income/ (expense), net represents:

                                                             Predecessor         |               Successor
                                                             -----------                         ---------
                                                                          Four   |         Eight
                                                              Year      months   |        months                Year
                                                             Ended       ended   |         ended               ended
                                                      December 31,   April 30,   |  December 31,        December 31,
                                                              2002        2003   |          2003                2004
                                                               RMB         RMB   |           RMB       RMB       US$
                                                                                 |
         Loss on disposal of property & equipment                -       (  38)  |             -         -         -
         Other                                             (    87)    (    29)  |       (    22)        6         1
                                                             -----       -----   |         -----     -----     -----
                                                                                 |
                                                           (    87)    (    67)  |       (    22)        6         1
                                                             =====       =====   |         =====     =====     =====

6.       INCOME TAXES

         Pre-tax income (loss) for the years ended December 31, 2002, 2003 and 2004 was taxable in the PRC.

         The reconciliation of income taxes/ (tax benefit) computed at the PRC federal statutory tax rate applicable to foreign investment enterprises operating in Anhui in the PRC, to income tax expense is as follows:

                                                             Predecessor         |               Successor
                                                             -----------                         ---------
                                                                          Four   |         Eight
                                                              Year      months   |        months                Year
                                                             Ended       ended   |         ended               ended
                                                      December 31,   April 30,   |  December 31,        December 31,
                                                              2002        2003   |          2003                2004
                                                               RMB         RMB   |           RMB       RMB       US$
                                                                                 |
         PRC Federal statutory tax rate                         30%         30%  |            30%       30%       30%
                                                                                 |
         Computed expected income tax expense                    -      (  225)  |        (2,075)  (12,798)   (1,546)
         Non-deductible expenses                                 -         200   |             -         -         -
         Preferential tax treatment                              -           -   |         2,075   (12,798)   (1,546)
                                                             -----       -----   |         -----     -----     -----
                                                                                 |
                                                                 -     (    25)  |             -         -         -
                                                             =====       =====   |         =====     =====     =====

         The Company is governed by the Income Tax Laws of the PRC. Being a Sino-foreign joint venture, the Company is exempt from income taxes for a period of two years commencing from its first profitable year and is entitled to a preferential income tax rate of 15% for three consecutive years commencing from its third profitable year. Thereafter, the profits will be charged at the full rate of 30%.

                   WUHU FEISHANG MINING DEVELOPMENT CO., LTD.

                          NOTES TO FINANCIAL STATEMENTS

                          YEAR ENDED DECEMBER 31, 2002
                        FOUR MONTHS ENDED APRIL 30, 2003
                      EIGHT MONTHS ENDED DECEMBER 31, 2003
                          YEAR ENDED DECEMBER 31, 2004

                             (AMOUNTS IN THOUSANDS)

7.       INVENTORIES

         At December 31, 2003 and 2004, inventories consisted of:

                                                                                       December 31,
                                                                          2003               2004               2004
                                                                           RMB                RMB                US$
         Raw materials                                                   2,500              2,208                267
         Work in progress                                                  219                123                 15
         Finished goods                                                  1,566              1,187                143
                                                                        ------             ------             ------

                                                                         4,285              3,518                425
                                                                        ======             ======             ======

8.       PROPERTY AND EQUIPMENT

         At December 31, 2003 and 2004, property and equipment consisted of:

                                                                                       December 31,
                                                                          2003               2004               2004
                                                                           RMB                RMB                US$
         At cost:
            Buildings and mine development                              22,330             22,943              2,771
            Machinery and equipment                                      3,877              4,095                494
            Motor vehicles                                                 166                901                109
            Mining rights                                                9,229              9,229              1,115
                                                                        ------             ------             ------

                                                                        35,602             37,168              4,489

         Accumulated depreciation and depletion                        (  1,225)        (   2,918)          (    352)
                                                                        ------             ------             ------

                                                                        34,377             34,250              4,137
                                                                        ======             ======             ======

          At December 31, 2003 and 2004, accumulated depreciation and depletion included accumulated depletion of mining rights of RMB207 and RMB519, respectively.

                   WUHU FEISHANG MINING DEVELOPMENT CO., LTD.

                          NOTES TO FINANCIAL STATEMENTS

                          YEAR ENDED DECEMBER 31, 2002
                        FOUR MONTHS ENDED APRIL 30, 2003
                      EIGHT MONTHS ENDED DECEMBER 31, 2003
                          YEAR ENDED DECEMBER 31, 2004

                             (AMOUNTS IN THOUSANDS)

9.       OTHER PAYABLES

         At December 31, 2003 and 2004, other payables consisted of:

                                                                                       December 31,
                                                                          2003               2004               2004
                                                                           RMB                RMB                US$
         Anhui Investment Group Co. Ltd (a)                              2,350              2,350                284
         China Huarong Asset Management Co. Ltd. (a)                     1,116              1,116                135
         Fanchang County Economic Development
           Department (b)                                                2,257              2,257                273
         Natural resources fee (c)                                       1,978              3,186                385
         Staff compensation fund (d)                                     4,711              4,398                531
         Other                                                           2,363              2,272                274
                                                                        ------             ------             ------

                                                                        14,775             15,579              1,882
                                                                        ======             ======             ======

             (a) These balances represented liabilities assumed by the Company upon acquisition of the entire business of the Predecessor and were settled pursuant to settlement agreements on February 2, 2005 and March 29, 2005, respectively.

             (b) This balance represents a liability assumed by the Company upon acquisition of the entire business of the Predecessor.

             (c) Natural resources fee represents fees payable to the PRC Government and is calculated as a percentage of sales. The Company has no asset retirement obligations in connection with its mining operations.

             (d) The staff compensation fund represents a PRC government required contribution to a fund established to compensate employees for the loss of their state-sponsored pension and post employment benefits as a result of the Reorganization. The fund will be distributed to employees at the termination of their employment with the Company. The Company is not required to make any additional contributions to the fund.

                   WUHU FEISHANG MINING DEVELOPMENT CO., LTD.

                          NOTES TO FINANCIAL STATEMENTS

                          YEAR ENDED DECEMBER 31, 2002
                        FOUR MONTHS ENDED APRIL 30, 2003
                      EIGHT MONTHS ENDED DECEMBER 31, 2003
                          YEAR ENDED DECEMBER 31, 2004

                             (AMOUNTS IN THOUSANDS)

10.      RELATED PARTY BALANCES AND TRANSACTIONS

         At December 31, 2003 and 2004, amounts due from related companies and to and from a shareholder comprise:

                                                                                       December 31,
                                                                          2003               2004               2004
                                                                           RMB                RMB                US$
         Due from related companies
            Wuhu Hengxin Copper Co. Ltd. ("Hengxin")                         -             30,000              3,623
            Wuhu Feishang Non-Metal Material Co. Ltd.
              ("WFNM")                                                       -             11,122              1,343
                                                                        ------             ------             ------

                                                                             -             41,122              4,966
                                                                        ======             ======             ======

         Due from a shareholder:
            Wuhu Feishang Enterprise Development
               Co. Ltd. ("WFE")                                          9,000              9,000              1,087
                                                                        ======             ======             ======

         Due to a shareholder:
            Wuhu Feishang Enterprise Development
               Co. Ltd. ("WFE")                                         25,183             25,115              3,033
                                                                        ======             ======             ======

             (a) The amounts due from Hengxin and WFE represented advances made to them by the Company. The amount due from WFNM represented consideration for assets sold by the Company and expenses paid on behalf of WFNM. These amounts were settled subsequent to December 31, 2004 (see note 10(b)). The amount due to WFE represented liabilities assumed by the Company upon acquisition of the entire business of the Predecessor.

             The balances with the above related companies and shareholder are unsecured, interest-free and are repayable on demand.

                   WUHU FEISHANG MINING DEVELOPMENT CO., LTD.

                          NOTES TO FINANCIAL STATEMENTS

                          YEAR ENDED DECEMBER 31, 2002
                        FOUR MONTHS ENDED APRIL 30, 2003
                      EIGHT MONTHS ENDED DECEMBER 31, 2003
                          YEAR ENDED DECEMBER 31, 2004

                             (AMOUNTS IN THOUSANDS)

10.      RELATED PARTY BALANCES AND TRANSACTIONS (continued)

         The transactions with related companies are summarized as follows:

                                                                                 Year ended December 31,
                                                                         2002         2003        2004         2004
                                                                    -----------------------------------
                                                                          RMB          RMB         RMB          US$
         Sales of finished goods to WFNM                                    -            -         428           52
         Sales of finished goods to Pingxing Steel Co. Ltd.
           ("Pingxing")                                                     -            -          57            7
         Purchases of raw materials from WFNM                               -            -          82           10
         Sale of property and equipment to WFNM                             -            -       8,050          972
         Expenses paid on behalf of WFNM                                    -            -       2,670          322
                                                                       ======       ======      ======       ======

         Both Hengxin and Pingxing are controlled by Mr. Li Feilie who is also the majority owner of the Company.

         (b) WFNM's obligation to the Company was assumed by WFE. On November 30, 2005, the Company and WFE agreed to offset this amount against the RMB25,115 owed by WFM to WFE.

         (c) On September 25, 2003, the Company advanced RMB9,000 to WFE, a company controlled by Mr. Li Feilie. On February 4, 2005, the Company advanced RMB25,000 to Pingxing, a company controlled by Mr. Li Feilie. On February 28, 2005, the board of directors of WFM declared dividends of RMB44,005. On October 31, 2005 and November 30, 2005, the advances of RMB34,000 were offset against dividends payable to Mr. Li Feilie.

                   WUHU FEISHANG MINING DEVELOPMENT CO., LTD.

                          NOTES TO FINANCIAL STATEMENTS

                          YEAR ENDED DECEMBER 31, 2002
                        FOUR MONTHS ENDED APRIL 30, 2003
                      EIGHT MONTHS ENDED DECEMBER 31, 2003
                          YEAR ENDED DECEMBER 31, 2004

                             (AMOUNTS IN THOUSANDS)

11.      CONCENTRATION OF RISK

         Concentration of credit risk:

         Financial instruments that potentially subject the Company to significant concentration of credit risk consist principally of cash deposits, trade receivables and bills receivable.

         (i)   Cash and cash deposits

                The Company maintains its cash and cash deposits primarily with various PRC State-owned banks. The Company performs periodic evaluations of the relative credit standing of those financial institutions.

         (ii)   Trade receivables

                The Company sells zinc and iron products to companies in the PRC. Management considers that the Company's current customers are generally creditworthy and credit is extended based on an evaluation of the customers' financial conditions and, therefore, generally collateral is not required. At December 31, 2003 and 2004, the largest five customers accounted for 84% and 95% trade receivables, respectively. During the year ended December 31, 2002, two customers accounted for 51% and 16%, respectively, of the Company's sales. During the four months ended April 30, 2003, two customers accounted for 60% and 33%, respectively, of the Company's sales. During the eight months ended December 31, 2003, one customer accounted for 66% of the Company's sales. During the year ended December 31, 2004, three customers accounted for 47%, 24% and 10%, respectively, of the Company's sales.

          (iii) Bills receivable

                Bills receivable represent letters of credit obtained by the customers of the Company to finance purchases which have been presented to banks for payment after delivery of goods to customers. As of December 31, 2004, bills receivable amounted to RMB350 (2003: RMB1,047) and their collectability was guaranteed by banks. The bills receivable have normal terms of maturity of six months.

                   WUHU FEISHANG MINING DEVELOPMENT CO., LTD.

                          NOTES TO FINANCIAL STATEMENTS

                          YEAR ENDED DECEMBER 31, 2002
                        FOUR MONTHS ENDED APRIL 30, 2003
                      EIGHT MONTHS ENDED DECEMBER 31, 2003
                          YEAR ENDED DECEMBER 31, 2004

                             (AMOUNTS IN THOUSANDS)

12.      FAIR VALUE OF FINANCIAL INSTRUMENTS

         The following methods and assumptions were used by the Company in estimating the fair value of its financial instruments:

         (i)    Cash and cash equivalents

                The carrying amount reported in the consolidated balance sheet for cash and cash equivalents approximate their fair value.

         (ii) Trade receivables, bills receivable, other receivables, accounts payable and other payables

                The carrying amounts reported in the balance sheet for trade receivables, bills receivable, other receivables, accounts payable and other payables approximate their fair values due to their short maturities.

         (iii)  Amounts due from/to related parties

         The fair values of amounts due from/to the related parties cannot be determined due to the related party nature of those balances.

13.      REGISTERED CAPITAL, RESERVES AND DISTRIBUTION OF PROFITS

         The registered capital of the Company is RMB12 million, being WFE's and FIH's initial contributions of RMB6 million each upon the formation of the Company.

         In accordance with the relevant PRC regulations and the Articles of Association of the Company (the "Articles of Association"), appropriations of net income as reflected in its statutory financial statements is to be allocated to each of the general reserve, enterprise expansion reserve and staff bonus and welfare reserve, respectively, as determined by the resolution of the Board of Directors annually.

         On February 28, 2005, the Board of Directors approved appropriations of RMB1,956, RMB1,956 and RMB978 to the general reserve, the enterprise expansive reserve and the staff bonus and welfare reserve, respectively. The Board of Directors also declared dividends of RMB44,005.

                   WUHU FEISHANG MINING DEVELOPMENT CO., LTD.

                          NOTES TO FINANCIAL STATEMENTS

                          YEAR ENDED DECEMBER 31, 2002
                        FOUR MONTHS ENDED APRIL 30, 2003
                      EIGHT MONTHS ENDED DECEMBER 31, 2003
                          YEAR ENDED DECEMBER 31, 2004

                             (AMOUNTS IN THOUSANDS)

14.      FOREIGN CURRENCY EXCHANGE

         The RMB is not freely convertible into foreign currencies.

         From January 1, 1994 through July 2, 2005, a single rate of exchange was quoted daily by the People's Bank of China (the "Unified Exchange Rate"). Beginning July 23, 2005, the rate of exchange was revalued by 2.1% and the RMB is now to fluctuate according to the value of a group of currencies (the "managed float"). However, the unification or managed float of the exchange rates does not imply convertibility of RMB into US$ or other foreign currencies. All foreign exchange transactions continue to take place either through the Bank of China or other banks authorized to buy and sell foreign currencies at the exchange rates quoted by the People's Bank of China.

                                   Schedule 2

       Consolidated Financial Statements of China Natural Resources, Inc.


 Incorporated by Reference to the Audited Consolidated Financial Statements for
    China Natural Resources, Inc., as filed with the Securities and Exchange
                  Commission in its Annual Report on Form 20-F
                      for the Year Ended December 31, 2004

                                   Schedule 3

                            Form of Exchange Warrant

THE SECURITIES REPRESENTED BY THIS CERTIFICATE HAVE NOT BEEN REGISTERED UNDER THE SECURITIES ACT OF 1933, AND HAVE BEEN ACQUIRED FOR INVESTMENT AND NOT WITH A VIEW TO, OR IN CONNECTION WITH, THE SALE OR DISTRIBUTION THEREOF. NO SUCH SALE OR DISTRIBUTION MAY BE EFFECTED WITHOUT AN EFFECTIVE REGISTRATION STATEMENT RELATED THERETO OR AN OPINION OF COUNSEL IN A FORM SATISFACTORY TO THE COMPANY THAT SUCH REGISTRATION IS NOT REQUIRED UNDER THE SECURITIES ACT OF 1933.

Warrant No.                                               Number of Shares:_____
Date of Issuance:  January __, 2006 (the "ISSUE DATE")    (subject to adjustment
                                                          pursuant to Section 2)

                          CHINA NATURAL RESOURCES, INC.

                         COMMON SHARES PURCHASE WARRANT

         China Natural Resources, Inc., a British Virgin Islands company (the "COMPANY"), for value received, hereby certifies that Feishang Group Limited, or its registered assigns (the "REGISTERED HOLDER"), is entitled, subject to the terms set forth below, to purchase from the Company, at any time after the date hereof and on or before the Expiration Date (as defined in Section 5 below), up to ________ Common Shares of the Company, at a purchase price of $____ per share (each as adjusted from time to time pursuant to the provisions of this Warrant). The shares purchasable upon exercise of this Warrant and the purchase price per share, as adjusted from time to time pursuant to the provisions of this Warrant, are sometimes hereinafter referred to as the "WARRANT SHARES" and the "PURCHASE PRICE," respectively.

         This Warrant is one of a series of warrants issued pursuant to the terms of that certain Acquisition Agreement (the "Acquisition Agreement") dated as of January ___, 2006, by and among the Company, Feishang Mining Holdings Limited and Feishang Group Limited.

         1.       EXERCISE.

                  (a) MANNER OF EXERCISE. This Warrant may be exercised by the Registered Holder, in whole or in part, by surrendering this Warrant, with the purchase/exercise form appended hereto as Exhibit A duly executed by such Registered Holder or by such Registered Holder's duly authorized attorney, at the principal office of the Company, or at such other office or agency as the Company may designate, accompanied by payment in full of the aggregate Purchase Price payable in respect of the number of Warrant Shares purchased upon such exercise. The Purchase Price may be paid by cash, check or wire transfer to a bank account designated by the Company.

                  (b) EFFECTIVE TIME OF EXERCISE. Each exercise of this Warrant shall be deemed to have been effected immediately prior to the close of business on the day on which this Warrant shall have been surrendered to the Company as provided in Section 1(a) above. At such time, the person or persons in whose name or names any certificates for Warrant Shares shall be issuable upon such exercise as provided in Section 1(d) below shall be deemed to have become the holder or holders of record of the Warrant Shares represented by such certificates.

                  (d) DELIVERY TO HOLDER. As soon as practicable after the exercise of this Warrant in whole or in part, and in any event within ten (10) days thereafter, the Company at its expense will cause to be issued in the name of, and delivered to, the Registered Holder, or as such Holder (upon payment by such Holder of any applicable transfer taxes) may direct:

                      (i) a certificate or certificates for the number of shares of Warrant Shares to which such Registered Holder shall be entitled, and

                      (ii) in case such exercise is in part only, a new warrant or warrants (dated the date hereof) of like tenor, calling in the aggregate on the face or faces thereof for the number of shares of Warrant Shares equal (without giving effect to any adjustment therein) to the number of such shares called for on the face of this Warrant minus the number of such shares purchased by the Registered Holder upon such exercise as provided in Section 1(a) above.

         2.       ADJUSTMENTS.

                  (a) STOCK SPLITS AND DIVIDENDS. If outstanding shares of the Company's Common Shares shall be subdivided into a greater number of shares or a dividend in Common Shares shall be paid in respect of Common Shares, the Purchase Price in effect immediately prior to such subdivision or at the record date of such dividend shall simultaneously with the effectiveness of such subdivision or immediately after the record date of such dividend be proportionately reduced. If outstanding Common Shares shall be combined into a smaller number of shares, the Purchase Price in effect immediately prior to such combination shall, simultaneously with the effectiveness of such combination, be proportionately increased. When any adjustment is required to be made in the Purchase Price, the number of shares of Warrant Shares purchasable upon the exercise of this Warrant shall be changed to the number determined by dividing
(i) an amount equal to the number of shares issuable upon the exercise of this Warrant immediately prior to such adjustment, multiplied by the Purchase Price in effect immediately prior to such adjustment, by (ii) the Purchase Price in effect immediately after such adjustment.

                  (b) RECLASSIFICATION, ETC. In case of any reclassification or change of the outstanding securities of the Company or of any reorganization of the Company (or any other company the stock or securities of which are at the time receivable upon the exercise of this Warrant) or any similar corporate reorganization on or after the date hereof, then and in each such case the holder of this Warrant, upon the exercise hereof at any time after the consummation of such reclassification, change, reorganization, merger or conveyance, shall be entitled to receive, in lieu of the stock or other securities and property receivable upon the exercise hereof prior to such consummation, the shares or other securities or property to which such holder would have been entitled upon such consummation if such holder had exercised this Warrant immediately prior thereto, all subject to further adjustment as provided in Section 2(a); and in each such case, the terms of this Section 2 shall be applicable to the shares or other securities properly receivable upon the exercise of this Warrant after such consummation.

                  (c) ADJUSTMENT CERTIFICATE. When any adjustment is required to be made in the Warrant Shares or the Purchase Price pursuant to this Section 2, the Company shall promptly mail to the Registered Holder a certificate setting forth (i) a brief statement of the facts requiring such adjustment, (ii) the Purchase Price after such adjustment and (iii) the kind and amount of shares or other securities or property into which this Warrant shall be exercisable after such adjustment.

         3.       TRANSFERS.

                  (a) UNREGISTERED SECURITY. Each holder of this Warrant acknowledges that this Warrant and the Warrant Shares have not been registered under the Securities Act of 1933, as amended (the "Securities Act"), and agrees not to sell, pledge, distribute, offer for sale, transfer or otherwise dispose of this Warrant or any Warrant Shares issued upon its exercise in the absence of
(i) an effective registration statement under the Securities Act as to this Warrant or such Warrant Shares and registration or qualification of this Warrant or such Warrant Shares under any applicable U.S. federal or state securities law then in effect or (ii) an opinion of counsel, satisfactory to the Company, that such registration and qualification are not required. Each certificate or other instrument for Warrant Shares issued upon the exercise of this Warrant shall bear a legend substantially to the foregoing effect.

                  (b) TRANSFERABILITY. Subject to the provisions of Section 3(a) hereof and the Acquisition Agreement, this Warrant and all rights hereunder are transferable, in whole or in part, upon surrender of the Warrant with a properly executed assignment (in the form of Exhibit B hereto) at the principal office of the Company.

                  (c) WARRANT REGISTER. The Company will maintain a register containing the names and addresses of the Registered Holder of this Warrant. Until any transfer of this Warrant is made in the warrant register, the Company may treat the Registered Holder of this Warrant as the absolute owner hereof for all purposes; provided, however, that if this Warrant is properly assigned in blank, the Company may (but shall not be required to) treat the bearer hereof as the absolute owner hereof for all purposes, notwithstanding any notice to the contrary. Any Registered Holder may change such Registered Holder's address as shown on the warrant register by written notice to the Company requesting such change.

         4. NO IMPAIRMENT. The Company will not, by amendment of its charter or through reorganization, consolidation, merger, dissolution, sale of assets or any other voluntary action, avoid or seek to avoid the observance or performance of any of the terms of this Warrant, but will (subject to Section 13 below) at all times in good faith assist in the carrying out of all such terms and in the taking of all such action as may be necessary or appropriate in order to protect the rights of the holder of this Warrant against impairment.

         5. TERMINATION. This Warrant (and the right to purchase securities upon exercise hereof) shall terminate upon the earliest to occur of the following (the "EXPIRATION DATE"): (a) January ___, 2008 or (b) the sale, conveyance or disposal of all or substantially all of the Company's property or business or the Company's merger with or into or consolidation with any other corporation (other than a wholly-owned subsidiary of the Company) or any other transaction or series of related transactions in which more than fifty percent (50%) of the voting power of the Company is disposed of, provided that this
Section 5(b) shall not apply to a merger effected exclusively for the purpose of changing the domicile of the Company or to an equity financing in which the Company is the surviving corporation.

         6.       NOTICES OF CERTAIN TRANSACTIONS.  In case:

                  (a) the Company shall take a record of the holders of its Common Shares (or other stock or securities at the time deliverable upon the exercise of this Warrant) for the purpose of entitling or enabling them to receive any dividend or other distribution, or to receive any right to subscribe for or purchase any shares of any class or any other securities, or to receive any other right, to subscribe for or purchase any shares of any class or any other securities, or to receive any other right, or

                  (b) of any capital reorganization of the Company, any reclassification of the capital stock of the Company, any consolidation or merger of the Company, any consolidation or merger of the Company with or into another corporation (other than a consolidation or merger in which the Company is the surviving entity), or any transfer of all or substantially all of the assets of the Company, or

                  (c) of the voluntary or involuntary dissolution, liquidation or winding-up of the Company,

then, and in each such case, the Company will mail or cause to be mailed to the Registered Holder of this Warrant a notice specifying, as the case may be, (i) the date on which a record is to be taken for the purpose of such dividend, distribution or right, and stating the amount and character of such dividend, distribution or right, or (ii) the effective date on which such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up is to take place, and the time, if any is to be fixed, as of which the holders of record of Common Stock (or such other stock or securities at the time deliverable upon such reorganization, reclassification, consolidation, merger, transfer, dissolution, liquidation or winding-up) are to be determined. Such notice shall be mailed at least ten (10) days prior to the record date or effective date for the event specified in such notice.

         7. RESERVATION OF SHARES. The Company will at all times reserve and keep available, solely for the issuance and delivery upon the exercise of this Warrant, such Warrant Shares and other stock, securities and property, as from time to time shall be issuable upon the exercise of this Warrant.

         8. EXCHANGE OF WARRANTS. Upon the surrender by the Registered Holder of any Warrant or Warrants, properly endorsed, to the Company at the principal office of the Company, the Company will, subject to the provisions of
Section 3 hereof, issue and deliver to or upon the order of such Holder, at the

Company's expense, a new Warrant or Warrants of like tenor, in the name of such Registered Holder or as such Registered Holder (upon payment by such Registered Holder of any applicable transfer taxes) may direct, calling in the aggregate on the face or faces thereof for the number of Common Shares called for on the face or faces of the Warrant or Warrants so surrendered.

         9. REPLACEMENT OF WARRANTS. Upon receipt of evidence reasonably satisfactory to the Company of the loss, theft, destruction or mutilation of this Warrant and (in the case of loss, theft or destruction) upon delivery of an indemnity agreement (with surety if reasonably required) in an amount reasonably satisfactory to the Company, or (in the case of mutilation) upon surrender and cancellation of this Warrant, the Company will issue, in lieu thereof, a new Warrant of like tenor.

         10. NOTICES. Any notice required or permitted by this Warrant shall be in writing and shall be deemed sufficient upon receipt, when delivered personally or by courier, overnight delivery service or confirmed facsimile, or forty-eight (48) hours after being deposited in the regular mail as certified or registered mail (airmail if sent internationally) with postage prepaid, addressed (a) if to the Registered Holder, to the address of the Registered Holder most recently furnished in writing to the Company and (b) if to the Company, to the address set forth below or subsequently modified by written notice to the Registered Holder.

         11. NO RIGHTS AS SHAREHOLDER. Until the exercise of this Warrant, the Registered Holder of this Warrant shall not have or exercise any rights by virtue hereof as a shareholder of the Company.

         12. NO FRACTIONAL SHARES. No fractional Common Shares will be issued in connection with any exercise hereunder. In lieu of any fractional shares which would otherwise be issuable, the Company shall pay cash equal to the product of such fraction multiplied by the fair market value of one Common Share on the date of exercise, as determined in good faith by the Company's Board of Directors.

         13. AMENDMENT OR WAIVER. Any term of this Warrant may be amended or waived only with the written consent of the Company and the Registered Holder. Any amendment or waiver effected in accordance with this paragraph shall be binding upon the Company and the Registered Holder.

         14. HEADINGS. The headings in this Warrant are for purposes of reference only and shall not limit or otherwise affect the meaning of any provision of this Warrant.

         15. GOVERNING LAW. This Warrant shall be governed, construed and interpreted in accordance with the laws of the British Virgin Islands.



                                         CHINA NATURAL RESOURCES, INC.


                                         By:
                                            ------------------------
                                            Ching Lung Po, President

                                         Address: Room 2105, 21/F., West Tower,
                                                  Shun Tak Centre,
                                                  200 Connaught Road Central,
                                                  Hong Kong

                                    EXHIBIT A

                             PURCHASE/EXERCISE FORM


To:   CHINA NATURAL RESOURCES, INC.                        Dated: ____________

         The undersigned, pursuant to the provisions set forth in the attached Warrant No. ___, hereby irrevocably elects to (a) purchase Common Shares covered by such Warrant and herewith makes payment of $ _________, representing the full purchase price for such shares at the price per share provided for in such Warrant, or (b) exercise such Warrant for shares purchasable under the Warrant pursuant to the Net Issue Exercise provisions of Section 1(c) of such Warrant.

         The undersigned acknowledges that the Common Shares to be issued upon exercise hereof are being acquired solely for the account of the undersigned and not as a nominee for any other party, and for investment and that the undersigned will not offer, sell or otherwise dispose of any such Common Shares except under circumstances that will not result in a violation of the Securities Act of 1933, as amended, or any state securities laws..



Signature:_____________________________

Name (print):__________________________

Title (if applic.)_____________________

                                    EXHIBIT B

                                 ASSIGNMENT FORM

         FOR VALUE RECEIVED, _________________________________________ hereby sells, assigns and transfers all of the rights of the undersigned under the attached Warrant with respect to the Common Shares covered thereby set forth below, to:

      NAME OF ASSIGNEE             ADDRESS/FAX NUMBER             NO. OF SHARES
      ----------------             ------------------             -------------





Dated:_________________             Signature:_________________________



                                    Witness:  _________________________